111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

STATEMENT OF ADDITIONAL INFORMATION – August 1, 2017

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”); the Funds may also be referred to collectively within the asset classes listed below:
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
HACAX	Institutional Class
HRCAX	Administrative Class
HCAIX	Investor Class
HNACX	Retirement Class
Harbor Mid Cap Growth Fund
HAMGX	Institutional Class
HRMGX	Administrative Class
HIMGX	Investor Class
HNMGX	Retirement Class
Harbor Small Cap Growth Fund
HASGX	Institutional Class
HRSGX	Administrative Class
HISGX	Investor Class
HNSGX	Retirement Class
Harbor Small Cap Growth Opportunities Fund
HASOX	Institutional Class
HRSOX	Administrative Class
HISOX	Investor Class
HNSOX	Retirement Class
Harbor Large Cap Value Fund
HAVLX	Institutional Class
HRLVX	Administrative Class
HILVX	Investor Class
HNLVX	Retirement Class
Harbor Mid Cap Value Fund
HAMVX	Institutional Class
HRMVX	Administrative Class
HIMVX	Investor Class
HNMVX	Retirement Class
Harbor Small Cap Value Fund
HASCX	Institutional Class
HSVRX	Administrative Class
HISVX	Investor Class
HNVRX	Retirement Class
Harbor Small Cap Value Opportunities Fund
HSOVX	Institutional Class
HSAVX	Administrative Class
HSIVX	Investor Class
HSRVX	Retirement Class
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund
HAINX	Institutional Class
HRINX	Administrative Class
HIINX	Investor Class
HNINX	Retirement Class

Harbor Diversified International All Cap Fund
HAIDX	Institutional Class
HRIDX	Administrative Class
HIIDX	Investor Class
HNIDX	Retirement Class
Harbor International Growth Fund
HAIGX	Institutional Class
HRIGX	Administrative Class
HIIGX	Investor Class
HNGFX	Retirement Class
Harbor International Small Cap Fund
HAISX	Institutional Class
HRISX	Administrative Class
HIISX	Investor Class
HNISX	Retirement Class
Harbor Global Leaders Fund
HGGAX	Institutional Class
HRGAX	Administrative Class
HGGIX	Investor Class
HNGIX	Retirement Class
Harbor Emerging Markets Equity Fund
HAEMX	Institutional Class
HREMX	Administrative Class
HIEEX	Investor Class
HNEMX	Retirement Class
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
HACMX	Institutional Class
HCMRX	Administrative Class
FIXED INCOME FUNDS
Harbor Convertible Securities Fund
HACSX	Institutional Class
HRCSX	Administrative Class
HICSX	Investor Class
HNCVX	Retirement Class
Harbor High-Yield Bond Fund
HYFAX	Institutional Class
HYFRX	Administrative Class
HYFIX	Investor Class
HNHYX	Retirement Class
Harbor Bond Fund
HABDX	Institutional Class
HRBDX	Administrative Class
Harbor Real Return Fund
HARRX	Institutional Class
HRRRX	Administrative Class

MONEY MARKET FUNDS
Harbor Money Market Fund
HARXX	Institutional Class
HRMXX	Administrative Class
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund
HARAX	Institutional Class
HARBX	Administrative Class
HARCX	Investor Class
Harbor Target Retirement 2015 Fund
HARGX	Institutional Class
HARHX	Administrative Class
HARIX	Investor Class
Harbor Target Retirement 2020 Fund
HARJX	Institutional Class
HARKX	Administrative Class
HARLX	Investor Class
Harbor Target Retirement 2025 Fund
HARMX	Institutional Class
HARNX	Administrative Class
HAROX	Investor Class
Harbor Target Retirement 2030 Fund
HARPX	Institutional Class
HARQX	Administrative Class
HARTX	Investor Class
Harbor Target Retirement 2035 Fund
HARUX	Institutional Class
HARVX	Administrative Class
HARWX	Investor Class
Harbor Target Retirement 2040 Fund
HARYX	Institutional Class
HARZX	Administrative Class
HABBX	Investor Class
Harbor Target Retirement 2045 Fund
HACCX	Institutional Class
HADDX	Administrative Class
HAEEX	Investor Class
Harbor Target Retirement 2050 Fund
HAFFX	Institutional Class
HAGGX	Administrative Class
HAHHX	Investor Class
Harbor Target Retirement 2055 Fund
HATRX	Institutional Class
HATAX	Administrative Class
HATTX	Investor Class

Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. With the exception of the Target Retirement Funds, the assets of each Fund are managed by one or more subadvisers (each, a “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Funds’ investment adviser (the “Adviser”). The Target Retirement Funds are managed directly by the Adviser.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Harbor Funds dated March 1, 2017, as amended or supplemented from time to time, for all Funds except Harbor Small Cap Value Opportunities Fund which is dated August 1, 2017. Additional information about each Fund’s investments is available at harborfunds.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Annual Reports, which contain the Funds’

audited financial statements, the Semi-Annual Reports, the Prospectuses and the Statement of Additional Information, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborfunds.com. The financial statements of the Funds (except for Harbor Small Cap Value Opportunities Fund) as of and for the periods ended October 31, 2016, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Small Cap Value Opportunities Fund, which commenced operations on August 1, 2017.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is a diversified management investment company that has a different investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.
In response to extraordinary market, economic or political conditions, each Fund may depart from its principal investment strategies by taking large temporary positions in cash or investment-grade debt securities. The International & Global Funds may also invest without limit in equity securities of U.S. issuers. If a Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

80% Requirement
Certain Funds are subject to a policy, applied at the time of each purchase, of investing 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities suggested by the Fund’s name, as set forth in its prospectus. Such a Fund need not sell non-qualifying securities that appreciated in value to get back to 80%. However, any future investments must be made in a manner to get back in compliance with the 80% requirement.

99.5% Requirement
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.

Harbor International Growth Fund
Current income, if any, is a subordinate consideration to capital appreciation.

Harbor Global Leaders Fund
Harbor Global Leaders Fund may invest up to 20% of its net assets in market access products, to seek to gain economic exposure to markets where holding an underlying security is not feasible. A market access product is a derivative security that provides market exposure to an underlying foreign issuer. Examples of market access products are low exercise price warrants (“LEPWs”) and participatory notes (“P-Notes”), both of which allow the holder to gain exposure to issuers in certain emerging market countries. A LEPW entitles the holder to purchase a security with an exercise price significantly below the market price of the underlying security. Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it. P-Notes are derivatives that are generally traded over the counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets.

Harbor Emerging Markets Equity Fund
Harbor Emerging Markets Equity Fund invests primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in equity securities, including common and preferred stocks, of emerging market companies. With respect to the Fund, emerging market companies are defined as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. The Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.

Harbor Commodity Real Return Strategy Fund
The Fund may invest up to 10% of its total assets in below investment-grade domestic or foreign securities, commonly referred to as “high-yield” or “junk” bonds. For all securities other than mortgage-related securities, the Fund’s investments in below investment-grade securities are limited to those rated B or higher by Standard & Poor’s Rating Group (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, or, if unrated, are determined to be of comparable quality. For mortgage-related securities, the Fund may invest in securities of any credit quality, including those rated below B.

Harbor Bond Fund
Except in unusual and temporary circumstances, the duration of Harbor Bond Fund’s portfolio will be within 2 years (above or below) the duration of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the Subadviser. The Subadviser bases its analysis of the average duration of the bond market on bond market indices that it believes to be representative and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps, swaptions, and interest rate floors and caps.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Harbor Money Market Fund
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. “Government securities,” as defined under the Investment Company Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities.
Harbor Money Market Fund may invest up to 0.5% of its total assets in investments other than: (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are “collateralized fully,” provided that such investments also otherwise comply with the requirements of Rule 2a-7.

Harbor Target
Retirement Funds
Shares of the Target Retirement Funds are currently available for sale only through retirement plans sponsored by Harbor Capital Advisors, Inc. and Owens-Illinois, Inc. Shares of the Target Retirement Funds may in the future be made available for broader distribution. The Target Retirement Funds reserve the right to reject any offer to purchase shares.

Investment Policies

Common Stocks
Each equity Fund (includes all Domestic Equity Funds and International & Global Funds) may purchase common stocks. Each of Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest up to 20%, respectively, of its total assets in equity securities, including common stocks, of U.S. and foreign companies. Also, Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund may each invest up to 10% of its total assets in common stock issued by U.S. companies.
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks
Each Fund (except Harbor Money Market Fund) may invest in preferred stocks. In the case of Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund investments in preferred stocks are limited to 10% of each Fund’s total assets. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants and Rights
Each Fund (except Harbor Money Market Fund) may invest in warrants and rights. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.
A low exercise price warrant (“LEPW”) is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

Convertible Securities
Each Fund (except Harbor Money Market Fund) may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
CONTINGENT CONVERTIBLE INSTRUMENTS
Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
■	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Investment Policies

Convertible Securities — Continued
■	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
■	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Partnership Securities
Each Fund (except Harbor Money Market Fund) may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.
Each Fund (except Harbor Money Market Fund) may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Trust-Preferred Securities
Each Fund (except Harbor Money Market Fund) may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists

Investment Policies

Trust-Preferred Securities — Continued
of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

Restricted and Illiquid Securities
Each Fund (except Harbor Money Market Fund, which will not invest more than 5%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.
The staff of the Securities and Exchange Commission (the “SEC”) has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when the Adviser and/or a Subadviser has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.
Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the 1933 Act prior to distribution to the general public) including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.
Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.
The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring liquidity of restricted securities in accordance with procedures adopted by the Board. The Board retains sufficient oversight of the process and remains ultimately responsible for the determinations.

Investment Policies

Restricted and Illiquid Securities — Continued
In 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Funds. The rule may impact the Funds’ ability to achieve their respective investment objectives. The Adviser and Subadvisers continue to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to the Funds' strategies in the future. The compliance date for the new rule is December 1, 2018 as it relates to the Funds.

Fixed Income Securities
Each Fund (except Harbor Money Market Fund) may invest in fixed income securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

Below Investment-Grade Fixed Income Securities
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund invest primarily in below investment-grade securities. Harbor Global Leaders Fund, Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest up to 5%, 10%, 20% and 10%, respectively, of its assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. For all securities other than mortgage-related securities, the investments of Harbor Commodity Real Return Strategy Fund and Harbor Real Return Fund in below investment-grade securities are limited to those rated B or higher by S&P, Moody’s or Fitch Ratings, or, if unrated, determined to be of comparable quality. For mortgage-related securities, these Funds may invest in securities of any credit quality, including those rated below B.
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and less secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds’ fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers employ their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisers continually monitor the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Duration
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the characteristics used in security selection for each fixed income and Harbor Commodity Real Return Strategy Fund, except that Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund do not focus on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future

Investment Policies

Duration — Continued
point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent a Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Derivative Instruments
In accordance with its investment policies, each Fund (except Harbor Money Market Fund) may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts and swap agreements (described below). The principal risks associated with derivative instruments are:
MARKET RISK
The instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
LEVERAGE AND ASSOCIATED PRICE VOLATILITY
Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that it is not appropriate for a money market fund to incur leverage risk.
COUNTERPARTY CREDIT RISK
The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.

Investment Policies

Derivative Instruments — Continued
LIQUIDITY AND VALUATION RISK
Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors, such as the Funds, are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.
CORRELATION RISK
There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Risks Associated with Specific Types of Derivative Debt Securities
Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.
The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.
The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.
Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Loan Originations, Participations and Assignments
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, these Funds may participate directly in lending syndicates to corporate borrowers. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may be able to enforce its rights only through the lender, and may assume the credit risk of the lender in addition to the borrower.

Investment Policies

Loan Originations, Participations and Assignments — Continued
The Funds may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless a Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price and, as a result, a Fund’s ability to meet redemption obligations may be impaired. Thus, a Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of

Investment Policies

Loan Originations, Participations and Assignments — Continued
indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities.  As a result, as an investor in such loans, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws.  In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Funds rely on the Subadvisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Variable and Floating Rate Securities
Each Fund (except Harbor Money Market Fund) may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

U.S. Government Securities
Each Fund may invest in U.S. government securities. Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
On August 5, 2011 S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

Investment Policies

U.S. Government Securities — Continued
In addition to securities issued by GNMA, FNMA, FHLMC and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Municipal Bonds
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
The Funds may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. A Fund will not invest more than 5% of its net assets in municipal warrants. The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Funds may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. A Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

Investment Policies

Municipal Bonds — Continued
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio.

Cash Equivalents
Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits, that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.
Each Fund (except Harbor Money Market Fund) may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (A-3, P-3 or F-3, respectively, for Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Mortgage-Backed Securities
Each of Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund may invest in mortgage-backed securities. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. The Subadvisers will monitor regularly the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities (“SMBS”), and other types of “mortgage-backed securities” that may be available in the future. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Investment Policies

Mortgage-Backed Securities — Continued
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
GUARANTEED MORTGAGE PASS-THROUGH SECURITIES
Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Investment Policies

Mortgage-Backed Securities — Continued
STRIPPED MORTGAGE-BACKED SECURITIES
SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds’ limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
REVERSE MORTGAGES
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Risk Factors Associated with Mortgage-Backed Securities
Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Investment Policies

Asset-Backed Securities
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in asset-backed securities.
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.
Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund’s investment objectives and policies.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Collateralized Debt Obligations
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in each of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

Investment Policies

Collateralized Debt Obligations — Continued
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”

Mortgage “Dollar Roll” Transactions
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. A Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Small to Mid Companies
Each equity Fund, as well as Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund, may invest in equity securities of small to mid-sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Foreign Securities
Each Fund (except Harbor Money Market Fund) is permitted to invest in foreign securities, which are securities issued by foreign issuers. The only foreign securities that Harbor High-Yield Bond Fund may purchase are U.S. dollar-denominated foreign securities. Each Subadviser is responsible for determining, with respect to the Fund that it manages, whether a particular issuer would be considered a foreign issuer. Normally, foreign governments and their agencies and instrumentalities are considered foreign issuers. In the case of non-governmental issuers, the Subadvisers generally may consider one or more of the following factors when making that determination:
■	whether the equity securities of the company principally trade on stock exchanges in one or more foreign countries;
■	the extent to which a company’s total revenue is derived from goods produced, sales made or services performed in one or more foreign countries or the extent to which its assets are located in one or more foreign countries;
■	whether the company is organized under the laws of a foreign country or its principal executive offices are located in a foreign country; and/or
■	any other factors relevant to a particular issuer.
Each Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign country may nevertheless be classified by a Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

Investment Policies

Foreign Securities — Continued
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though they are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous

Investment Policies

Foreign Securities — Continued
terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In June 2016, citizens of the United Kingdom voted to withdraw from the EU (referred to as “Brexit”). The full consequences of this vote remain unclear, particularly the timeline of the withdrawal process and the outcome of continued negotiations of a new economic, trade and overall relationship between the United Kingdom and the EU, including the possible departure of the United Kingdom from the EU’s “single market.” Brexit and other related developments may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity in global financial markets, and potentially lower economic growth in these and other markets. In addition, Brexit may cause other member states to contemplate withdrawing from the EU, which would likely prolong political and economic instability in the region and cause additional market disruption. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations.
EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
ADRs, EDRs, IDRs AND GDRs
Each equity Fund, Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Investment Policies

Foreign Securities — Continued
PARTICIPATORY NOTES (“P-NOTES”)
Harbor Diversified International All Cap Fund and Harbor Emerging Markets Equity Fund may invest in P-Notes. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Brady Bonds
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Inflation-Indexed Bonds
Harbor Commodity Real Return Strategy Fund invests a significant portion of its assets in inflation-indexed bonds. Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Investment Policies

Inflation-Indexed Bonds — Continued
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Sovereign Debt Obligations
Each Fund (except Harbor High-Yield Bond Fund and Harbor Money Market Fund) may invest in sovereign debt obligations. Harbor High-Yield Bond Fund and Harbor Money Market Fund may only invest in U.S. dollar denominated sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments,

Investment Policies

Sovereign Debt Obligations — Continued
multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a Fund’s investments in that country’s sovereign debt obligations.

Borrowing
Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The percentage of Harbor Commodity Real Return Strategy Fund’s, Harbor Bond Fund’s and Harbor Real Return Fund’s total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the Subadviser’s records or systems relating to the Fund, to cover its obligations under reverse repurchase agreements.
While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Lending of Portfolio Securities
Each Fund (other than Harbor Real Return Fund, Harbor Money Market Fund and each of the Target Retirement Funds) may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five

Investment Policies

Lending of Portfolio Securities — Continued
days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund.

Short Sales
Each Fund (other than Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor Emerging Markets Equity Fund and Harbor Money Market Fund) may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Fund’s custodian, or setting aside or restricting in the Subadviser’s records or systems related to the Fund, cash or liquid securities that the Subadviser determines to be liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Delayed Funding and Revolving Credit Facilities
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate cash or liquid securities with the Fund’s custodian, or set aside or restrict in the Fund’s or Subadviser’s records or systems relating to the Fund, cash or liquid assets in an amount sufficient to meet such commitments that are marked-to-market daily.
The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may

Investment Policies

Delayed Funding and Revolving Credit Facilities — Continued
have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the Funds’ limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Forward Commitments and When-Issued Securities
Each Fund (except Harbor Money Market Fund) may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Funds’ custodian, or set aside or restrict in the Subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Repurchase Agreements
Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent

Investment Policies

Repurchase Agreements — Continued
if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Options and Futures Transactions
Except as described under “Options on Securities, Securities Indices and Currency” and “Futures Contracts and Options on Futures Contracts,” each Fund (except Harbor Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts, and may purchase and sell options and futures based on securities, indices, currencies, commodities and other assets, including options and futures traded on foreign exchanges and options not traded on any exchange. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.
Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund’s return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest but may produce income, gains or losses.
The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any margin paid or premium received. The Funds’ transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

Options on Securities, Securities Indices and Currency
Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may use options on currencies for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Harbor Money Market Fund is not authorized to engage in any options transactions. A Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
WRITING COVERED OPTIONS
A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund, with a value at least equal to the Fund’s

Investment Policies

Options on Securities, Securities Indices and Currency — Continued
obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account with the Funds’ custodian or by setting them aside or restricting them in the Subadviser’s records or systems relating to the Fund. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
PURCHASING OPTIONS
A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts
Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds, other than Harbor Commodity Real Return Strategy Fund, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
the event that a Fund engages in transactions that may require registration as a commodity pool operator in the future, the Fund will consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If a Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.
The Adviser is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and, as of January 1, 2013, is subject to regulation as a commodity pool operator under the CEA with respect to Harbor Commodity Real Return Strategy Fund. As Harbor Commodity Real Return Strategy Fund operates subject to CFTC regulation, it may incur additional expenses. The CFTC has neither reviewed nor approved Harbor Commodity Real Return Strategy Fund, its investment strategies or this Statement of Additional Information.
FUTURES CONTRACTS
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or restricting in the Subadviser’s records or systems relating to the Fund, liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or restrict liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
HEDGING AND OTHER STRATEGIES
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, commodities or commodity indices securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
OPTIONS ON FUTURES CONTRACTS
Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same type. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
OTHER CONSIDERATIONS
A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of commodities or securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of commodities or securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase.

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, commodities or currencies, require the Fund to maintain with the Funds’ custodian in a segregated account, or to set aside or restrict in the Subadviser’s records or systems, cash or liquid securities in an amount equal to the value of such underlying securities, commodities or currencies.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Funds’ ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.

Risks Associated with Options Transactions
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Risks Associated with Commodity Futures Contracts
There are several additional risks associated with transactions in commodity futures contracts.

Investment Policies

Risks Associated with Commodity Futures Contracts — Continued
STORAGE RISK
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
REINVESTMENT RISK
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
OTHER ECONOMIC FACTORS
The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Hybrid Instruments
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in hybrid instruments. Each Fund, except for Harbor Commodity Real Return Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Investment Policies

Hybrid Instruments — Continued
The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Position limits adopted by the CFTC may in the future limit the Funds’ ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Structured Products
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as 50 securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.

Investment Policies

Structured Products — Continued
Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Subadviser will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
Equity-Linked Securities and Equity-Linked Notes.  Harbor Global Leaders Fund, Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Foreign Currency Transactions
Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
Harbor International Small Cap Fund, Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Investment Policies

Foreign Currency Transactions — Continued
A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor International Small Cap Fund, Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Each of Harbor International Small Cap Fund, Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
A Fund will only enter into transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.
A Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Funds’ custodian or will set aside or restrict that cash in the Subadviser’s records or systems. The amounts in such separate account, or set aside or restricted, will equal the value of the Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Fund’s commitments with respect to such contracts.
Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.
While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an

Investment Policies

Foreign Currency Transactions — Continued
increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities purchased by Harbor International Small Cap Fund, Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund or Harbor Real Return Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Investments in Other Investment Companies
Each Fund (other than the Target Retirement Funds) is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. There is no limit on the amount the Target Retirement Funds may own of the total outstanding voting securities of the other series of the Harbor Funds. The Target Retirement Funds, in accordance with their prospectus, may invest more than 5% of their total assets in any one or more of the Harbor Funds. The Target Retirement Funds may invest more than 10% of their total assets in other series of the Harbor Funds. A Target Retirement Fund may also hold more than 3% of the total voting stock of other series of the Harbor funds. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. One or more of the Funds may rely on such orders to make investments in ETFs in excess of these limits.
For purposes of Harbor Money Market Fund’s policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” so as to qualify as a “government money market fund,” the Fund may categorize, as appropriate, investments in other “government money market funds” as within the 99.5% basket.
The Target Retirement Funds may invest in two or more series of Harbor Funds that do not make consistent investment decisions. One series may buy the same security that another series is selling. An investor in a Target Retirement Fund would indirectly bear the costs of both trades without achieving any investment purpose. Conversely, the Target Retirement Funds may invest in two or more series of Harbor Funds that hold common portfolio positions, reducing the diversification benefits of an asset allocation style.

Swaps, Caps, Floors and Collars
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into swaps (including currency swaps, mortgage swaps, total return swaps, security or commodity index swaps, security or commodity swaps, and interest rate swaps), caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the

Investment Policies

Swaps, Caps, Floors and Collars — Continued
notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under an over-the-counter swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by cash not available for investment or liquid securities placed in a separate account with the Fund’s custodian or set aside or earmarked in the subadviser’s records or systems relating to the Fund, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Certain types of swaps are exchange-traded and subject to clearing.
Harbor Commodity Real Return Strategy Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee on the price depreciation, if any. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. Position limits adopted by the CFTC may in the future limit Harbor Commodity Real Return Strategy Fund’s ability to obtain indirect exposure to commodities through commodity swap agreements or may increase the cost of such exposure.
These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.
Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of, or are set aside or restricted in the Subadviser’s records or systems relating to the Fund in the form of, cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the respective Fund generally and meets any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements

Investment Policies

Swaps, Caps, Floors and Collars — Continued
for Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated).
Each equity Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market. A swap transaction for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities means the counterparty would be obligated to pay the Fund a return based on the market price of the foreign equity security and the Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate. As used above, “sale” means a sale to close out the purchase of a foreign equity security through a swap transaction as opposed to a short sale.
Each Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in each Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Credit Default Swaps
Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation or a net cash-settlement amount. As a seller, during the term of the contract, the Fund will place cash that is not available for investment or liquid securities, equal to the full notional value of the reference obligation, in a separate account with the Fund’s custodian or will set aside or restrict cash or liquid securities in the Subadviser’s records or systems relating to the Fund. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Investments in Wholly-Owned Subsidiary
Harbor Commodity Real Return Strategy Fund may pursue its investment objective by investing in Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Harbor Capital Advisors, and has the same investment objective and generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and the Subsidiary normally test for compliance on a stand-alone basis, although they may test for compliance on a consolidated basis in certain instances where consolidated testing is in the best interests of the Fund. By investing in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.
Investments by Harbor Commodity Real Return Strategy Fund in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed below under “Tax Information.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

Investment Policies

Investments in Wholly-Owned Subsidiary — Continued
It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Fund’s Subadviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-indexed securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.
While the Subsidiary may be considered similar to an investment company, it is not registered under the Investment Company Act and, unless otherwise noted in the applicable Prospectus and this Statement of Additional Information, is not subject to all of the investor protections of the Investment Company Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this Statement of Additional Information and could negatively affect the Fund and its shareholders.

Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Operational Risks
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund.
Cybersecurity Risk. As the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Like with operational risk in general, the Funds have established policies and procedures designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third party service providers. The Funds and their shareholders could be negatively impacted as a result.

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)	with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and with respect to the Target Retirement Funds and Harbor Convertible Securities Fund, shares of other investment companies;
(2)	(for Harbor Small Cap Value Opportunities Fund) borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(for all other Funds) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33⅓% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings, and (e) with respect to Harbor Diversified International All Cap Fund and Harbor International Small Cap Fund, the Funds may borrow money from other mutual funds to the extent permitted by applicable law and any exemptive relief obtained by the Funds. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings;
(3)	act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);
(5)	issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)	purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)	(except for Harbor Commodity Real Return Strategy Fund and Harbor Convertible Securities Fund), invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Commodity Real Return Strategy Fund and Harbor Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)	(for Harbor Small Cap Value Opportunities Fund) make loans to other persons, except to the

Investment Restrictions

Fundamental Investment Restrictions — Continued
extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
(for all other Funds) make loans to other persons, except (a) loans of portfolio securities, (b) to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund’s investment objectives and policies may be deemed to be loans, and (c) with respect to Harbor Diversified International All Cap Fund and Harbor International Small Cap Fund, to the extent permitted by applicable law and any exemptive relief obtained by the Fund.
Notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restriction no. 4, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Harbor Money Market Fund invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Accordingly, for purposes of fundamental investment restriction no. 4, Harbor Money Market Fund will not invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances, for so long as the Fund intends to qualify as a “government money market fund.”
For purposes of fundamental investment restriction no. 7, the Funds interpret their policy with respect to the investment in commodities or commodity contracts to permit the Funds, subject to the Funds’ investment objectives and general investment policies (as stated in the Funds’ Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:
(a)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection

Investment Restrictions

Non-Fundamental Investment Restrictions — Continued
with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)	make short sales of securities, except as permitted under the Investment Company Act;
(c)	invest more than 15% (5% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments;
(d)	invest in other companies for the purpose of exercising control or management; or
(e)	with respect to those Funds that are underlying Funds of the Target Retirement Funds, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee, Officer and of the Advisory Board member is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) ................. Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	31	None
Raymond J. Ball (72) ................ Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	31	None
Donna J. Dean (65) ................... Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	31	None
Randall A. Hack (70) ................. Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	31	None
Robert Kasdin (59) .................... Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	31	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (63) .................... Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	31	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* ...... Chairman, Trustee and President	Since 2000	President (2002-2017), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	31	None
ADVISORY BOARD MEMBER
Joseph L. Dowling III (53) ....... Advisory Board Member	Since 2016	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	31	Director of Integrated Electrical Services (2011-Present).

Trustees and Officers

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) ....................... Chief Compliance Officer; Vice President and Secretary; AML Compliance Officer	Since 2017; Since 2007; Since 2010	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (45) .......... Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (48) .................. Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) ............. Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) ............... Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
John M. Paral (48) .................... Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Scott M. Amero.  Mr. Amero retired in 2010 after a 20 year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Chairman of the Board of Trustees for Rare, a conservation non-profit, and as a Trustee for Berkshire School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.
Raymond J. Ball.  Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at The University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball joined the University of Chicago Business School’s faculty in 2000 from the William E. Simon Graduate School of Business at the University of Rochester, where he served as the Wesray Professor in Business Administration. Mr. Ball’s teaching and research has a particular focus on corporate disclosure, earnings and stock prices, international accounting and finance, market efficiency and investment strategies. Mr. Ball serves on the Advisory Group for the Financial Reporting Faculty of the Institute of Chartered Accountants in England and Wales. He is a Fellow and CPA of the Australian Society of Certified Practising Accountants. From time to time, he serves as an expert witness and litigation consultant with respect to accounting, economic and financial market issues. Mr. Ball has served on the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board and the Shadow Financial Regulation Committee. Mr. Ball is the Board’s “audit committee financial expert” and Chairman of the Audit Committee and has served as a Trustee since his appointment by the Board in 2006.
Donna J. Dean.  Ms. Dean serves as the Chief Investment Officer of the Rockefeller Foundation. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. The Rockefeller Foundation supports this mission by funding a portfolio of initiatives that are intended to revalue ecosystems, advance health, secure livelihoods and transform cities. As Chief Investment Officer, Ms. Dean is responsible for leading a team of

Trustees and Officers

Additional Information About the Trustees — Continued
investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean is responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes, including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee since 2010.
Randall A. Hack.  Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assisted Berkshire Partners in identifying and assessing private companies in which to invest, participated in those investments through Capstone Capital, and served on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. He previously served on the board of Tower Development Corporation, a private company, and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of Fiber Tower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee since his appointment in 2010.
Robert Kasdin.   Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., and on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.
Ann M. Spruill.  Ms. Spruill retired in 2008 after an 18 year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.
David G. Van Hooser.  Mr. Van Hooser is President, Trustee and Chairman of the Board of the Trust and Chief Executive Officer, Director and Chairman of the Board of the Adviser, and as such has substantial experience with respect to operating mutual funds and selecting money managers. He had previously served in a variety of positions at Owens-Illinois, Inc., including Senior Vice President, Chief Financial Officer and Treasurer. During his time with Owens-Illinois, he was involved in multiple equity and debt offerings and was directly responsible for, or participated in, numerous acquisitions and divestitures in developed and emerging markets. He has served as a Trustee since 2000.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of seven Trustees, six of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

Trustees and Officers

Board Leadership Structure — Continued
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Mr. Hack to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for Board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.
ADVISORY BOARD
The Trustees have established an Advisory Board to serve in an advisory capacity. Members of the Advisory Board shall not be Trustees, officers, employees of the Adviser or employees of an affiliate of the Adviser, and need not be shareholders. Members of the Advisory Board shall hold office for such period as the Trustees may determine or until such Advisory Board member resigns. The Trustees may remove an Advisory Board member at any time, with or without cause. The Advisory Board shall have no legal powers and shall not perform the functions of Trustees. The Advisory Board shall meet at such times and upon such notice as the Trustees may request. The sole Advisory Board member is Joseph L. Dowling III.
Joseph L. Dowling III. Mr. Dowling is the Chief Investment Officer of Brown University, where he is responsible for the University’s approximately $3.2 billion endowment. He has served on the Board of Directors at Integrated Electrical Services (IES) since 2012 and serves on the Advisory Board at Stage Point Capital since 2016. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in 1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. He has extensive experience with financial reporting and corporate finance and was elected as an Advisory Board Member in December 2016.

Board Committees
Mses. Dean and Spruill and Messrs. Amero, Ball, Hack and Kasdin serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of David G. Van Hooser, Brian L. Collins, Jodie L. Crotteau, Lora A. Kmieciak, Anmarie S. Kolinski, Charles F. McCain, Linda M. Molenda, Erik D. Ojala and John M. Paral. The functions of the Valuation Committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary. The Proxy Voting Committee was established as a committee of the Trust in November 2011 and is discussed later in this Statement of Additional Information under the heading “Proxy Voting.”
During the most recently completed fiscal year for Harbor Funds, the Board of Trustees held 9 meetings, the Valuation Committee held 223 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 1 meetings. All of the current Trustees and Audit and Nominating Committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during Harbor Funds’ most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies

Trustees and Officers

Risk Oversight — Continued
and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustee Compensation
For the fiscal year ended
October 31, 2016
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees
Scott M. Amero, Trustee	$250,000	-0-	$250,000
Raymond J. Ball, Trustee[1]	$270,000	-0-	$270,000
Donna J. Dean, Trustee	$250,000	-0-	$250,000
Randall A. Hack, Trustee	$250,000	-0-	$250,000
Robert Kasdin, Trustee[2]	$250,000	-0-	$250,000
Ann M. Spruill, Trustee[2]	$250,000	-0-	$250,000
David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Rodger F. Smith, Trustee[3]	$280,000	-0-	$280,000
Joseph L. Dowling III, Advisory Board Member[4]	-0-	-0-	-0-
[1]	In consideration of his service as chairman of the Trust’s Audit Committee, Mr. Ball received $20,000 in addition to the compensation payable to each other Independent Trustee. During the fiscal year ended October 31, 2016, Mr. Ball elected to defer all of his compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Ball’s account under that plan was $2,385,096.
[2]	During the fiscal year ended October 31, 2016, Mr. Kasdin and Ms. Spruill elected to defer all of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2016, the total value of Mr. Kasdin’s and Ms. Spruill’s accounts under that plan was $710,986 and $710,649, respectively.
[3]	Mr. Smith served as a Trustee for Harbor Funds from 1987 until December 31, 2016. In consideration of his service as Lead Independent Trustee, Mr. Smith received $30,000 in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2016.
[4]	Mr. Dowling was appointed as an Advisory Board Member on December 16, 2016. Therefore, he received no compensation for the fiscal year ended October 31, 2016.

Trustees and Officers

Trustee Ownership of Fund Shares
(All ownership is in the
Institutional Class shares)
As of June 30, 2017, the Trustees, Advisory Board member and Officers of Harbor Funds as a group owned 2%, 2%, 2%, 4%, 1% and 11% of the outstanding shares of beneficial interest of Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor Money Market Fund, Harbor Target Retirement 2035 Fund and Harbor Target Retirement 2045 Fund, respectively and less than 1% of the outstanding shares of beneficial interest of each of the other Funds. Harbor Small Cap Value Opportunities Fund commenced operations on August 1, 2017, thus, the Trustees, Advisory Board member and Officers of Harbor Funds did not own any shares of this Fund as of the date of this document.
The equity securities beneficially owned by the Trustees as of December 31, 2016 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Independent Trustees
Scott M. Amero	Harbor International Fund	Over $100,000	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Commodity Real Return Strategy Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
Raymond J. Ball[2]	Harbor Mid Cap Growth Fund	Over $100,000	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	$50,001-$100,000	Over $100,000
	Harbor Mid Cap Growth Fund	$10,001-$50,000
	Harbor Small Cap Growth Fund	$1-$10,000
	Harbor Small Cap Growth Opportunities Fund	$10,001-$50,000
	Harbor Large Cap Value Fund	$50,001-$100,000
	Harbor Mid Cap Value Fund	$10,001-$50,000
	Harbor International Fund	$10,001-$50,000
	Harbor International Growth Fund	$10,001-$50,000
	Harbor Emerging Markets Equity Fund	$10,001-$50,000
	Harbor Convertible Securities Fund	$50,001-$100,000
	Harbor Bond Fund	$50,001-$100,000
Randall A. Hack	Harbor Small Cap Growth Opportunities Fund	Over $100,000	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
Robert Kasdin[2]	Harbor Small Cap Growth Fund	Over $100,000	Over $100,000
	Harbor Small Cap Growth Opportunities Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
Ann M. Spruill[2]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor International Fund	Over $100,000

Trustees and Officers

Trustee Ownership of Fund Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Interested Trustee
David G. Van Hooser[3]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Mid Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Opportunities Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Global Leaders Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Commodity Real Return Strategy Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
	Harbor Real Return Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
	Harbor Target Retirement 2020 Fund	Over $100,000
[1]	The Target Retirement Funds are offered exclusively to retirement plans sponsored by Owens Illinois, Inc. and the Adviser.
[2]	Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Messrs. Ball, Kasdin and Ms. Spruill represent the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
[3]	Under the Adviser’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Adviser invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. Van Hooser include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) and Robeco Groep, N.V. (“Robeco”) are entities that are in a control relationship with the Adviser.
■	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.
As of December 31, 2016, none of the Independent Trustees, nor any member of their immediate family, beneficially own any securities issued by the Adviser, ORIX, Robeco or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2015 and 2016, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise,

Trustees and Officers

Material Relationships of the Independent Trustees — Continued
in the Adviser, ORIX, Robeco, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2015 and 2016, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■	a Harbor Fund;
■	an officer of Harbor Funds;
■	a related fund;
■	an officer of any related fund;
■	the Adviser;
■	the Distributor;
■	an officer of the Adviser or the Distributor;
■	any affiliate of the Adviser or the Distributor; or
■	an officer of any such affiliate.
During the calendar years 2015 and 2016, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2015 and 2016, none of the Independent Trustees, nor any member of their immediate family, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■	the Adviser;
■	the Distributor; or
■	ORIX, Robeco or any other entity in a control relationship with the Adviser or the Distributor.
During the calendar years 2015 and 2016, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2015 and 2016, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
■	any related fund;
■	the Adviser
■	the Distributor;
■	any affiliated person of Harbor Funds; or
■	ORIX, Robeco or any other entity in a control relationship to the Adviser or the Distributor.
Robert Kasdin is a co-trustee of a trust which, on May 8, 2017, acquired commercial paper issued by BNP Paribas SA or an affiliate (“BNP Paribas”). As of May 15, 2017, the approximate market value of the BNP Paribas commercial paper held by the trust was $4,444,396. The commercial paper was purchased for the trust by a discretionary manager and was promptly disposed of after discovery. BNP Paribas SA indirectly owns BNP Paribas Asset Management USA, Inc., subadviser to Harbor Money Market Fund. Neither Mr. Kasdin nor any member of his immediate family is a beneficiary of the trust or otherwise has any pecuniary interest in the assets held by the trust.

The Adviser and SubadviserS

The Adviser
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for each Fund pursuant to separate investment advisory agreements with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services.  Subject to the approval of the Board, the Adviser is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund.
Selection and Oversight of Subadvisers.  The Adviser is responsible for the subadvisers it selects to manage the assets of each Fund (except the Target Retirement Funds) and for recommending to the Board the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing each Subadviser and for reporting to the Board periodically on each Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including thorough reviews and assessments of (i) each Subadviser’s investment process, personnel and investment staff; (ii) each Subadviser’s investment research capabilities; (iii) each Subadviser’s ownership and organization structures; (iv) each Subadviser’s legal, compliance and operational infrastructure; (v) each Subadviser’s brokerage practices; (vi) any material changes in each Subadviser’s business, operations or staffing; (vii) the performance of each Fund and Subadviser relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio. In the case of the Target Retirement Funds, the Adviser is responsible for establishing an asset allocation program for each Target Retirement Fund and for selecting underlying Funds to implement that asset allocation program.
Legal, Compliance, Financial and Administrative Services.  The Adviser is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to,: (i) providing the FundS with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds' transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board, as well as such other materials that the Board may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds' investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds' legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds' valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Adviser deems necessary, or the Board reasonably requests, for the efficient operation of the Funds.
The Adviser is an indirect, wholly-owned subsidiary of Robeco Group N.V. (“Robeco Group”), a subsidiary of ORIX Corporation (“ORIX”).  Robeco Group is a holding company of asset management subsidiaries.  ORIX is a global financial services company based in Tokyo, Japan.  ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services.  The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
Pending Litigation Involving the Adviser.  In February 2014, Terrence Zehrer filed a complaint against the Adviser in the U.S. District Court for the Northern District of Illinois alleging that the advisory fees received by the Adviser for managing Harbor International Fund are excessive in violation of Section 36(b) of the Investment Company Act. In addition to naming the Adviser as a defendant, Zehrer also sued Harbor International Fund as a “nominal defendant.” Both the Adviser and Harbor International Fund filed motions to dismiss in March 2014. In September 2014, Ruth Tumpowsky filed a complaint against the Adviser also in U.S. District Court for the Northern District of Illinois alleging that the advisory fees received by the Adviser for managing Harbor International Fund and Harbor High-Yield Bond Fund are excessive in violation of Section 36(b) of the Investment Company Act. In November 2014, the Court denied the Adviser’s motion to dismiss, but dismissed the claims against Harbor International Fund with prejudice. The Court then consolidated the Zehrer and Tumpowsky cases. The plaintiffs filed an amended consolidated complaint in December 2014, which seeks monetary damages, rescission of the investment advisory agreement and other relief from the

The Adviser and SubadviserS

The Adviser — Continued
Adviser based on the fees received for managing Harbor International Fund and Harbor High-Yield Bond Fund. The Adviser answered the consolidated complaint in January 2015. Discovery is complete and the Adviser filed a motion for summary judgment in September 2016. The motion remains pending. The Adviser believes that the litigation is without merit and intends to vigorously defend itself.

Advisory Fees
For its services, each Fund (except for the Target Retirement Funds) pays the Adviser an advisory fee, which is an annual rate based on the Fund’s average net assets. The table below sets forth for each Fund (except for the Target Retirement Funds) the advisory fee rate, the fees paid to the adviser for the past three fiscal years before the effect of any expense limitation (shown below) in effect for the past three fiscal years that reduced the advisory fee paid. Because the Adviser serves as the investment adviser for each Fund, the Target Retirement Funds benefit from the investment advisory services provided to the underlying Harbor Funds and, as shareholders of those Funds, indirectly bear a proportionate share of those Funds’ advisory expenses. The Target Retirement Funds do not separately pay the Adviser an advisory fee.
	Current Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2016	2015	2014
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	$153,723	$156,462	$140,063
(Reduction due to fee waiver/expense limitation)	—	(11,568)	(9,819)	(5,584)
Harbor Mid Cap Growth Fund	0.75	4,014	5,249	5,742
Harbor Small Cap Growth Fund	0.75	4,355	4,740	4,718
Harbor Small Cap Growth Opportunities Fund[1]	0.75	1,564	1,071	128
Harbor Large Cap Value Fund	0.60	1,879	1,581	1,368
Harbor Mid Cap Value Fund	0.75	5,612	3,840	1,373
(Reduction due to fee waiver/expense limitation)	—	(98)	—	—
Harbor Small Cap Value Fund	0.75	6,245	6,015	4,414
Harbor Small Cap Value Opportunities Fund[2]	0.75	N/A	N/A	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	0.75%/0.65% [a]	$271,408	$324,547	$339,200
(Reduction due to fee waiver/expense limitation)	—	(5,136)	(10,935)	(12,437)
Harbor Diversified International All Cap Fund[3]	0.75%	828	N/A	N/A
Harbor International Growth Fund	0.75	2,125	1,852	1,706
Harbor International Small Cap Fund[4]	0.85	109	N/A	N/A
Harbor Global Leaders Fund	0.75 [b]	343	336	267
(Reduction due to fee waiver/expense limitation)	—	—	—	(11)
Harbor Emerging Markets Equity Fund	0.95	349	366	160
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund[5]	0.81%	$ 657	$ 1,196	$ 2,165
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	0.65%	$ 2,356	$ 2,401	$ 1,988
Harbor High-Yield Bond Fund	0.60	10,426	10,203	11,041
(Reduction due to fee waiver/expense limitation)	—	(695)	(680)	(736)
Harbor Bond Fund	0.48	13,048	17,540	29,521
(Reduction due to fee waiver/expense limitation)	—	(859)	(1,317)	(1,288)
Harbor Real Return Fund	0.48	568	727	1,785
Harbor Money Market Fund	0.20	323	350	318
(Reduction due to fee waiver/expense limitation)	—	(323)	(350)	(318)
[1]	Commenced operations on February 1, 2014.
[2]	Commenced operations on August 1, 2017.
[3]	Commenced operations on November 2, 2015.
[4]	Commenced operations on February 1, 2016.
[5]	The Adviser has contractually agreed to waive the advisory fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary, which cannot be recouped.
[a]	0.75% on the first $12 billion and 0.65% thereafter.
[b]	Advisory fee reduced from 0.85% to 0.75% and waiver eliminated effective March 1, 2014.

The Adviser and SubadviserS

The Subadvisers
The Adviser has engaged the services of several subadvisers (each, a “Subadviser”) to assist with the portfolio management of the Funds (except the Target Retirement Funds).
The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a “Subadvisory Contract”) with the Adviser and Harbor Funds, on behalf of each Fund (except the Target Retirement Funds). The Adviser has contractually agreed to waive the advisory fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary, which cannot be recouped. Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Capital Appreciation Fund.  The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
Harbor Mid Cap Growth Fund.  The Fund is subadvised by Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Harbor Small Cap Growth Fund.  The Fund is subadvised by Westfield Capital Management Company, L.P. (“Westfield”). Westfield is 100% employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Small Cap Growth Opportunities Fund.  The Fund is subadvised by Elk Creek Partners, LLC (“Elk Creek”). Elk Creek is 100% employee owned. The day-to-day management and strategic decisions of Elk Creek are controlled by the members of its senior management team.
Harbor Large Cap Value Fund.  The Fund is subadvised by Aristotle Capital Management, LLC (“Aristotle”). Aristotle was founded in 1959 through predecessor entities. Aristotle is a limited liability company majority owned by its employees.
Harbor Mid Cap Value Fund.  The Fund is subadvised by LSV Asset Management (“LSV”). LSV is a Delaware general partnership between the management team and current and former employees (61%) and SEI Funds, Inc. (39%). The day-to-day management and strategic decisions of the Subadviser are controlled by the current employees and management team of LSV.
Harbor Small Cap Value Fund.  The Fund is subadvised by EARNEST Partners LLC (“EARNEST Partners”). The Subadviser is controlled by Paul Viera, who is an employee of EARNEST Partners.
Harbor Small Cap Value Opportunities Fund.  The Fund is subadvised by Sapience Investments, LLC (“Sapience”). Sapience is an independent, majority employee-owned investment management boutique with Estancia Capital Partners, L.P. as a minority shareholder in the firm.
Harbor International Fund.  The Fund is subadvised by Northern Cross, LLC (“Northern Cross”). Northern Cross is controlled by Howard Appleby, Jean-Francois Ducrest and James LaTorre, each an employee of Northern Cross.
Harbor Diversified International All Cap Fund.  The Fund is subadvised by Marathon Asset Management LLP (“Marathon-London”). Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees.
Harbor International Growth Fund.  The Fund is subadvised by Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford, a registered company incorporated in Scotland, is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford was organized in 1983, and is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is a partnership and is wholly owned by partners who work at the firm.
Harbor International Small Cap Fund. The Fund is subadvised by Baring International Investment Limited (“Barings”). Barings is an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC.

The Adviser and SubadviserS

The Subadvisers — Continued
Harbor Global Leaders Fund.  The Fund is subadvised by Sands Capital Management, LLC (“Sands Capital”). Sands Capital is an independent, employee-owned professional investment management firm. Sands Capital Management, LP (“Sands LP”) owns a majority interest in Sands Capital. Sands Family Trust, LLC, the general partner of Sands LP, holds a nominal interest in Sands Capital and serves as Sands Capital’s manager. Officers and employees of Sands Capital own interests in Sands LP. Sands LP is controlled by two limited liability companies, each of which own less than 50% of Sands LP. Frank M. Sands, Sr. ultimately controls one of these limited liability companies; Frank M. Sands, Jr. ultimately controls the other.
Harbor Emerging Markets Equity Fund.  The Fund is subadvised by Oaktree Capital Management, L.P. (“Oaktree”). Oaktree is a leading global investment management firm focused on alternative markets. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in emerging markets equities. Oaktree was founded in 1995 by a group of principals who have worked together since the mid-1980s. Headquartered in Los Angeles, California, the firm has over 900 employees and offices in 18 cities worldwide. Oaktree is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a publicly traded company listed on the New York Stock Exchange under the ticker symbol “OAK.” OCG is indirectly controlled by Oaktree’s senior executives, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, David Kirchheimer and Sheldon Stone.
Harbor Commodity Real Return Strategy Fund, Harbor Bond Fund and Harbor Real Return Fund.  The Funds are subadvised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund.  The Fund is subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”). Shenkman Capital is a privately-held company and was founded by Mark R. Shenkman who remains the firm’s President, Co-Chief Investment Officer, and controlling shareholder. Shenkman Capital is 100% owned by Mark R. Shenkman, the Shenkman family, senior team members, and one outside director.
Harbor Money Market Fund.  The Fund is subadvised by BNP Paribas Asset Management USA, Inc. (“BNP”). The Subadviser is directly wholly-owned by its parent company, BNP Paribas Investment Partners USA Holdings Inc., which in turn is indirectly wholly-owned by BNP Paribas SA, a publicly owned banking corporation organized in the Republic of France.

The Adviser and SubadviserS

Subadvisory Fees
The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.
	Fee Paid by the Adviser to Subadviser For Year Ended October 31 (000s)
	2016	2015	2014
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$ 54,996	$ 55,927	$ 50,186
Harbor Mid Cap Growth Fund	2,242	2,900	3,163
Harbor Small Cap Growth Fund	2,684	2,886	2,874
Harbor Small Cap Growth Opportunities Fund[1]	993	705	94
Harbor Large Cap Value Fund	821	706	623
Harbor Mid Cap Value Fund	2,849	2,029	854
Harbor Small Cap Value Fund	3,814	3,687	2,861
Harbor Small Cap Value Opportunities Fund[2]	N/A	N/A	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	$146,686	$171,134	$177,886
Harbor Diversified International All Cap Fund[3]	552	N/A	N/A
Harbor International Growth Fund	1,239	1,088	1,009
Harbor International Small Cap Fund[4]	64	N/A	N/A
Harbor Global Leaders Fund
Marsico Capital Management, LLC	206	202	153
Sands Capital Management, LLC[5]	N/A	N/A	N/A
Harbor Emerging Markets Equity Fund	220	231	101
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	$ 397	$ 723	$ 1,310
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	$ 1,451	$ 1,477	$ 1,223
Harbor High-Yield Bond Fund	5,275	5,161	5,580
Harbor Bond Fund	5,939	7,819	14,088
Harbor Real Return Fund	296	379	930
Harbor Money Market Fund	212	225	209
[1]	Commenced operations February 1, 2014.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations November 2, 2015.
[4]	Commenced operations February 1, 2016.
[5]	Sands Capital became subadviser to Harbor Global Leaders Fund on March 1, 2017. Accordingly, no subadvisory fees were paid to Sands Capital prior to that date.

The Portfolio Managers

Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2016 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of each Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CAPITAL APPRECIATION FUND
Spiros Segalas
All Accounts	15	$ 15,553	4	$ 823	2	$ 528
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kathleen A. McCarragher
All Accounts	14	15,662	2	637	13	2,040
Accounts where advisory fee is based on account performance (subset of above)	2	2,778	0	—	0	—
HARBOR MID CAP GROWTH FUND
Stephen Mortimer
All Accounts	12	10,338	3	151	7	923
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	2
Michael T. Carmen, CFA, CPA
All Accounts	15	$ 10,814	19	$ 1,803	12	$ 1,663
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	595	1	393
Mario E. Abularach, CFA, CMT
All Accounts	8	8,503	1	9	6	452
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	2
HARBOR SMALL CAP GROWTH FUND
William Muggia
All Accounts	9	$ 1,797	10	$ 916	430	$ 8,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	19	25	1,135
Ethan Meyers, CFA
All Accounts	8	1,699	4	875	371	8,521
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,041
John Montgomery
All Accounts	8	1,699	4	875	373	8,526
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,041
Bruce Jacobs, CFA
All Accounts	8	1,699	4	875	384	8,525
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,041
Hamlen Thompson
All Accounts	8	1,699	4	875	373	8,527
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,041
HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
Cam Philpott, CFA
All Accounts	1	$ 25	0	$ —	39	$ 1,450
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	49

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND — Continued
Lance Marx, CFA
All Accounts	1	$ 25	0	$ —	39	$ 1,450
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	49
David Hand, CFA
All Accounts	1	25	0	—	39	1,450
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	49
Hiren Patel, Ph.D.
All Accounts	1	25	0	—	39	1,450
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	49
Sean McGinnis, CFA
All Accounts	1	25	0	—	39	1,450
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	49
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	7	$ 935	5	$ 2,325	1,540	$ 7,085
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR MID CAP VALUE FUND
Josef Lakonishok
All Accounts	36	$ 15, 898	59	$18,874	437	$ 55, 675
Accounts where advisory fee is based on account performance (subset of above)	0	—	8	572	44	8,152
Menno Vermeulen, CFA
All Accounts	36	15, 898	59	18,874	437	55, 675
Accounts where advisory fee is based on account performance (subset of above)	0	—	8	572	44	8,152
Puneet Mansharamani, CFA
All Accounts	36	15, 898	59	18,874	437	55, 675
Accounts where advisory fee is based on account performance (subset of above)	0	—	8	572	44	8,152
Greg Sleight
All Accounts	36	15, 898	59	18,874	437	55, 675
Accounts where advisory fee is based on account performance (subset of above)	0	—	8	572	44	8,152
Guy Lakonishok, CFA
All Accounts	36	15, 898	59	18,874	437	55, 675
Accounts where advisory fee is based on account performance (subset of above)	0	—	8	572	44	8,152
HARBOR SMALL CAP VALUE FUND
Paul Viera
All Accounts	7	$ 1,525	28	$ 2,436	143	$ 9,629
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	6	1,134
HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
Samir Sikka
All Accounts*	1	$ 198	0	$ —	13	$ 463
Accounts where advisory fee is based on account performance (subset of above)*	0	—	0	—	0	—
* This information is provided as of March 31, 2017.

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL FUND
Howard Appleby, CFA
All Accounts	6	$ 823	0	$ —	10	$ 1,771
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jean-Francois Ducrest
All Accounts	6	823	0	—	10	1,771
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James LaTorre, CFA
All Accounts	6	823	0	—	10	1,771
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Neil M. Ostrer
All Accounts	4	$ 2,027	12	$23,921	53	$22,912
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	12	23,921	9	2,432
William J. Arah
All Accounts	4	2,027	12	24,310	53	24,909
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	12	24,310	9	2,931
Charles Carter
All Accounts	4	2,027	11	23,620	53	22,912
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	11	23,620	9	2,432
Nick Longhurst
All Accounts	4	2,027	11	23,620	53	22,912
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	11	23,620	9	2,432
Michael Godfrey
All Accounts	4	2,027	10	22,954	49	21,815
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	10	22,954	6	1,511
David Cull
All Accounts	4	2,027	10	22,954	49	21,815
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	10	22,954	6	1,511
Robert Anstey
All Accounts	3	1,796	5	2,295	26	12,696
Accounts where advisory fee is based on account performance (subset of above)	1	1,432	5	2,295	4	1,055
Simon Somerville
All Accounts	4	2,027	10	23,681	53	24,909
Accounts where advisory fee is based on account performance (subset of above)	2	1,662	10	23,681	9	2,931
HARBOR INTERNATIONAL GROWTH FUND
Gerard Callahan
All Accounts	5	$ 1,667	3	$ 413	36	$ 9,721
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277
Iain Campbell
All Accounts	5	1,667	2	203	37	9,625
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL GROWTH FUND — Continued
Joe Faraday, CFA
All Accounts	5	$ 1,667	1	$ 64	32	$ 9,439
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277
Moritz Sitte, CFA
All Accounts	5	1,667	3	364	32	9,439
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277
Sophie Earnshaw, CFA
All Accounts	5	1,667	2	82	32	9,439
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277
Tom Walsh, CFA
All Accounts	5	1,667	3	364	32	9,439
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	277
HARBOR INTERNATIONAL SMALL CAP FUND
Nicholas M. Williams
All Accounts	0	$ —	3*	$ 2,090*	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Colin C. Riddles
All Accounts	0	—	3*	2,090*	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rosemary C. Simmonds, CFA
All Accounts	0	—	3*	2,090*	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
* Please note that Mr. Williams, Mr. Riddles and Ms. Simmonds co-manage the pooled investment vehicles included in the above figures. These pooled investment vehicles are included in the number of accounts and total assets for Mr. Williams, Mr. Riddles and Ms. Simmonds.
HARBOR GLOBAL LEADERS FUND
Sunil H. Thakor, CFA
All Accounts*	2	$ 2,677	7	$ 4,591	22	$ 5,829
Accounts where advisory fee is based on account performance (subset of above)*	0	$ —	1	$ 143	3	$ 878
* This information is provided as of December 31, 2016.
HARBOR EMERGING MARKETS EQUITY FUND
Frank Carroll
All Accounts	8	$ 1,275	3*	$ 1,428*	6**	$ 633**
Accounts where advisory fee is based on account performance (subset of above)	0	—	1*	139*	1**	189 **
Tim Jensen
All Accounts	8	1,275	3*	1,428*	6**	633 **
Accounts where advisory fee is based on account performance (subset of above)	0	—	1*	139*	1**	189 **
* Includes Oaktree’s proprietary commingled vehicles.
** Represents separately managed accounts. Does not include personal brokerage accounts and investments in Oaktree funds.
HARBOR COMMODITY REAL RETURN STRATEGY FUND
Mihir P. Worah
All Accounts	38	$150,232	34	$19,968	58	$22,407
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	148	6	1,807

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR COMMODITY REAL RETURN STRATEGY FUND — Continued
Nicholas J. Johnson
All Accounts	6	$ 11,723	6	$ 1,482	8	$ 1,401
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	278	0	—
Jeremie Banet
All Accounts	15	26,978	5	900	5	1,524
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	72	1	77
HARBOR CONVERTIBLE SECURITIES FUND
Mark Shenkman
All Accounts	6	$ 2,950	28	$ 9,490	175	$17,718
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,625	2	145
Justin W. Slatky
All Accounts	6	2,950	28	9,490	175	17,718
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,625	2	145
Raymond F. Condon
All Accounts	2	361	4	355	45	236
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jordan Barrow
All Accounts	2	361	4	355	45	236
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HIGH-YIELD BOND FUND
Mark Shenkman
All Accounts	6	$ 1,463	28	$ 9,490	175	$17,718
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,625	2	145
Justin W. Slatky
All Accounts	6	1,463	28	9,490	175	17,718
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,625	2	145
Eric Dobbin
All Accounts	0	—	1	229	29	3,646
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Steven N. Schweitzer
All Accounts	0	—	0	—	29	5,935
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Robert Kricheff
All Accounts	0	—	2	2,921	36	2,681
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Neil Wechsler
All Accounts	1	255	5	1,935	9	1,111
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR BOND FUND
Scott A. Mather
All Accounts	23	$131,838	22	$14,589	79	$23,785
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,815

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR BOND FUND — Continued
Mark R. Kiesel
All Accounts	21	$152,916	63	$73,581	127	$63,870
Accounts where advisory fee is based on account performance (subset of above)	0	—	10	9,980	16	6,113
Mihir P. Worah
All Accounts	38	150,232	34	19,968	58	22,407
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	148	6	1,807
HARBOR REAL RETURN FUND
Mihir P. Worah
All Accounts	38	$150,232	34	$19,968	58	$22,407
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	148	6	1,807
Jeremie Banet
All Accounts	15	26,978	5	900	5	1,524
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	72	1	77
HARBOR MONEY MARKET FUND
Kenneth O’Donnell
All Accounts	0	$ —	2	$ 179	17	$ 6,000
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	3	2,300
HARBOR TARGET RETIREMENT FUNDS
Brian l. Collins, CFA
All Accounts	0	$ —	0	$ —	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Paul C. Herbert, CFA, CAIA
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Linda M. Molenda
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
David G. Van Hooser
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.

The Portfolio Managers

Jennison Associates LLC — Continued
The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the

The Portfolio Managers

Jennison Associates LLC — Continued
allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
COMPENSATION
Mr. Segalas and Ms. McCarragher serve as the portfolio managers of Harbor Capital Appreciation Fund. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Segalas and Ms. McCarragher beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000 each.

The Portfolio Managers

Wellington Management Company LLP
CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Carmen, Mortimer and Abularach also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2016.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment

The Portfolio Managers

Wellington Management Company LLP — Continued
Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Mortimer, Carmen and Abularach are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Harbor Mid Cap Growth Fund	Gross Lipper Mid Cap Growth Avg 50%/Russell Mid Cap Growth 50%
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Mortimer, Carmen and Abularach did not beneficially own any shares of Harbor Mid Cap Growth Fund.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where it does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.
Because of Westfield’s interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an

The Portfolio Managers

Westfield Capital Management
Company, L.P. — Continued
incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team. Although Westfield recognizes the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of its Marketing/Client Service team to provide input into brokerage selection.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance also reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which they also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because their financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of client accounts to ensure procedures have been followed.
COMPENSATION
Members of the Westfield Investment Committee may be eligible to receive various components of compensation:
■	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
■	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award.
■	Investment Committee members may be eligible to receive equity interest in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
■	Investment Committee members may receive a portion of the performance-based fee earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Muggia, Montgomery and Thompson did not beneficially own any shares of Harbor Small Cap Growth Fund; Mr. Jacobs beneficially owned shares of Harbor Small Cap Growth Fund with a value between $50,001 and $100,000; and Mr. Meyers beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000.

Elk Creek Partners, LLC
CONFLICTS OF INTEREST
The management of client accounts side-by-side (including those of Elk Creek Partners’ Investment Team) creates conflicts of interest. Elk Creek Partners’ may have incentive to allocate attractive investments to clients who pay a higher fee, clients who pay a performance fee, or accounts managed for the benefit of “supervised persons” of Elk Creek Partners. Elk Creek Partners has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments (including IPOs) across all client accounts. Whenever possible, trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.

The Portfolio Managers

Elk Creek Partners, LLC — Continued
Supervised persons of Elk Creek Partners may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Elk Creek Partners’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Elk Creek Partners has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Elk Creek Partners’ Code of Ethics and monitored regularly by Elk Creek Partners’ Chief Compliance Officer. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Elk Creek Partners.
When evaluating broker/dealers, Elk Creek Partners may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Elk Creek Partners’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to us on behalf of Elk Creek Partners’ clients. These research services include, but are not limited to: provision of broker/dealer’s research; access to analysts employed by the broker/dealer firm; broker/dealer-arranged meetings with management teams of potential or existing portfolio holdings; and broker/dealer sponsorship of investment conferences at which Elk Creek Partners can meet and evaluate management teams representing current or potential investments. The inclusion of these additional services in Elk Creek Partners’ evaluation presents conflicts of interest.
Elk Creek Partners also uses commissions generated by client accounts, or soft dollars, to pay directly for research, research related services, and services related to the execution of securities transactions. Elk Creek Partners engages in soft dollar relationships as defined under the “brokerage and research services” safe harbor in Section 28(e) of the Securities and Exchange Act of 1934. Under this standard, eligible brokerage services include communication services related to the execution, clearing and settlement of securities transactions, as well as other functions that are incidental to affecting securities trades (i.e., connectivity services between the money manager and the broker-dealer and other relevant parties such as a custodian). Software that is used in connection with routing trades is also within this standard.
Elk Creek Partners has established policies and procedures designed to mitigate conflicts related to the selection of broker/dealers. Elk Creek Partners regularly and formally reviews the allocation of commissions across the broker/dealers with whom it transacts and its use of client commission dollars to pay directly for services and software to ensure Elk Creek Partners is getting adequate research and execution for the client commissions paid.
COMPENSATION
The five members of Elk Creek Partners’ Investment Team are also the five founding partners of the firm. The firm’s compensation plan for Investment Team members consists of a base salary commensurate with industry standards and a share in the overall profits of the firm.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Philpott beneficially owned shares of Harbor Small Cap Growth Opportunities Fund with a value between $100,001 and $500,000; and Messrs. Marx, Hand, Patel and McGinnis did not beneficially own any shares of Harbor Small Cap Growth Opportunities Fund.

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise

The Portfolio Managers

Aristotle Capital Management, LLC — Continued
addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value between $100,001 and $500,000.

LSV Asset Management
CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of Harbor Mid Cap Value Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as Harbor Mid Cap Value Fund, track the same index Harbor Mid Cap Value Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by Harbor Mid Cap Value Fund. The other accounts might also have different investment objectives or strategies than Harbor Mid Cap Value Fund. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including brokerage and trade allocation policies and procedures, to monitor for this potential conflict and to ensure that investment opportunities are fairly allocated to all clients.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Harbor Mid Cap Value Fund. Because of the portfolio manager’s positions with Harbor Mid Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of Harbor Mid Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of Harbor Mid Cap Value Fund.
Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both Harbor Mid Cap Value Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both Harbor Mid Cap Value Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor Mid Cap Value Fund and another account. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under LSV’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and LSV’s investment outlook. LSV has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of Harbor Mid Cap Value Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees.  The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to Harbor Mid Cap Value Fund. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities between Harbor Mid Cap Value Fund and such other accounts on a fair and equitable basis over time.

The Portfolio Managers

LSV Asset Management — Continued
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok did not beneficially own any shares of Harbor Mid Cap Value Fund.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners may be responsible for managing Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Viera did not beneficially own any shares of Harbor Small Cap Value Fund.

Sapience Investments, LLC
CONFLICTS OF INTEREST
Sapience’s Chief Investment Officer (“CIO”) faces inherent conflicts of interest in his day-to-day management of Harbor Small Cap Value Opportunities Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts he manages. For instance, to the extent that the CIO manages accounts with different investment strategies than the Fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the CIO may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the CIO to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Sapience has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Sapience has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts the portfolio manager may maintain.
The CIO often provides investment management for separate accounts advised in the same or similar investment style as that provided to the fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Sapience has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers

Sapience Investments, LLC — Continued
COMPENSATION
Compensation for investment professionals consists of a base salary, bonus, and equity distributions. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks, overall client satisfaction and individual contribution. Sapience’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to composite performance relative to specified benchmarks (with respect to the Fund, the benchmark is the Russell 2000® Value Index). To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance. Equity distributions are a share of Sapience’s profits. These distributions are based on each investment professional’s ownership percentage in Sapience.
SECURITIES OWNERSHIP
Since Harbor Small Cap Value Opportunities Fund had not commenced operations prior to August 1, 2017, Mr. Sikka did not beneficially own any shares of the Fund.

Northern Cross, LLC
CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of Harbor International Fund and the management of other client accounts. The other accounts might have similar investment objectives or strategies as Harbor International Fund, track the same index Harbor International Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by Harbor International Fund. The other accounts might also have different investment objectives or strategies than Harbor International Fund. Northern Cross, LLC has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest.
A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of Harbor International Fund. Because of the portfolio managers’ positions with Harbor International Fund, each portfolio manager knows the size, timing and possible market impact of Harbor International Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of Harbor International Fund. Northern Cross, LLC has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments across all client accounts. Trades are blocked and executed at a common price. Allocations of a blocked trade are then made pro rata to all eligible accounts within the same strategy.
Supervised persons of Northern Cross, LLC may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Northern Cross, LLC’s clients. Personal securities trading by “supervised persons” creates a conflict of interest. Northern Cross, LLC has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Northern Cross, LLC’s Code of Ethics and monitored regularly by Northern Cross, LLC’s compliance team. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Northern Cross, LLC.
When evaluating broker/dealers, Northern Cross, LLC may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Northern Cross, LLC’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Northern Cross, LLC on behalf of their clients.
A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both Harbor International Fund and other accounts but may not be available in sufficient quantities for both Harbor International Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor International Fund and another account.
Northern Cross, LLC has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross, LLC’s allocation procedures, investment opportunities are allocated among various investment strategies.
COMPENSATION
Messrs. Appleby, Ducrest and LaTorre are principals of Northern Cross, LLC. The principals’ compensation is based upon the net profits of Northern Cross, LLC and each principal receives income based upon their percentage ownership of the firm. Messrs. Appleby, Ducrest and LaTorre each have an equal percentage ownership of the firm.

The Portfolio Managers

Northern Cross, LLC — Continued
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Appleby, Ducrest and LaTorre beneficially owned shares of Harbor International Fund with a value of over $1,000,000 each.

Marathon Asset Management LLP
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Godfrey, Cull, Anstey and Somerville) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. For the founder member portfolio managers (Messrs. Arah and Ostrer), they are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the Fund and other clients. In addition, Mr. Ostrer and Mr. Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville did not beneficially own any shares of Harbor Diversified International All Cap Fund.

Baillie Gifford Overseas Limited
CONFLICTS OF INTEREST
Baillie Gifford has a duty to act in the best interests of its clients and to treat them fairly when providing investment services to them. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of Baillie Gifford, its partners and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances Baillie Gifford has put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of their clients.
Baillie Gifford maintains a Conflicts Policy which forms part of the Group Compliance Manual. Along with this policy, Baillie Gifford maintains a firm-wide Conflicts Matrix which identifies conflicts and potential conflicts of interest that exist within the firm, and the procedures and controls that have been adopted to manage these conflicts. It is subject to review and approval by the Compliance Committee which consists of a cross section of senior management.
Each partner and employee has a responsibility for the identification of conflicts through adherence to the firm’s Code of Ethics Manual. The Code of Ethics Manual includes general requirements to ensure that Baillie Gifford’s staff and partners comply with their fiduciary obligations to clients and applicable securities laws, and specific requirements relating to, among other things, personal trading, inducements, ethical conduct and conflicts of interest.
Many of the potential conflicts identified within Baillie Gifford’s Conflicts Matrix are also reflected within core Conduct of Business requirements under the UK or US regulatory system. As such, they are embedded within existing operational procedures which are set out in Baillie Gifford’s Group Compliance Policies and Procedures. Baillie Gifford’s Compliance Department operates a risk-based monitoring program which is designed to test our adherence to key regulatory risk requirements. The results of the monitoring program and any significant changes to the Regulatory Risk assessment framework are reviewed by the firm’s Compliance Committee.

The Portfolio Managers

Baillie Gifford Overseas Limited — Continued
COMPENSATION
Baillie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.
The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and client satisfaction. The prospect of becoming a partner is a strong incentive to Baillie Gifford’s younger professionals. There is no set criteria for an employee to become a partner - individuals are invited to join the Partnership as a result of proven ability and their ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. Baillie Gifford actively looks to move their most qualified people along the partnership track.
A firm-wide bonus, which has exceeded 10% of base salary in recent years, is paid annually to all staff. Additionally, a number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.
The remuneration of investment managers at Baillie Gifford has three key elements (i) base salary, (ii) a firm-wide staff bonus and (iii) a performance related bonus referred to as the Investment Departments’ Bonus Scheme. All Bonus Scheme members will defer between 20% and 40% of their annual variable remuneration (depending on their position within the firm and their level of remuneration). Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Callahan, Campbell, Faraday, Sitte and Walsh and Ms. Earnshaw did not beneficially own any shares of Harbor International Growth Fund.

Baring International Investment Limited
CONFLICTS OF INTEREST
The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Barings has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.
It is possible that an investment opportunity may be suitable for both Harbor International Small Cap Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both Harbor International Small Cap Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor International Small Cap Fund and another account. Barings has procedures in place to ensure fair treatment of clients in the allocation of trades. Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.
Other conflicts of interest may arise as a result of the portfolio managers managing both Harbor International Small Cap Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.
COMPENSATION
Barings’ compensation philosophy represents a pay-for-performance culture where top quartile performers receive top quartile compensation over the long-term. Their performance-driven compensation philosophy is based upon market data, individual and overall Barings firm-wide performance for all analysts. Over the long-term, they have come to believe that creating a compelling compensation structure is an art and not a science; a formulaic approach can be disadvantageous. Yet, overall company and department earnings performance, relative investment performance to predefined benchmarks/indexes, individual performance relative to market and annual evaluations of goals and achievements, among other attributes, are referenced in the decision of awarding incentive compensation to research analysts. To better help them make informed decisions, Barings also uses McLagan Partners as a guide, in addition to other industry-specific resources relative to human capital. Further, product specific attribution is one quantitative tool used to help assess the performance of research analysts and their recommendations.
In the terms of pay structure, Barings understands that the success of any firm requires the correct alignment of interest between the firm and its investment professionals including research analysts. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Investment performance is also a critical component of their compensation scheme for research analysts as defined in the compensation philosophy as follows:
Base Salary: The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

The Portfolio Managers

Baring International Investment Limited — Continued
Annual Bonus - Short Term Incentive (STI): The annual bonus pool applies to all associates in the firm. The general STI pool is based upon a fixed percentage of Barings’ earnings. Investment professionals are allocated their portion of the pool based on their relative investment performance to predefined benchmarks/indexes, individual performance relative to market and their annual evaluations. STI is typically paid in February/March following the performance year for which the award is based.
Long-Term Incentives (LTI): Barings’ long-term incentives are designed to share with participants the longer-term value created in the firm and enhance retention of positions critical to the firm’s long-term success. Programs include deferred-cash based components, which can be tracked against Barings earnings, Barings products and other specific investment vehicles. The LTI awards are typically deferred with a four-to-five year vesting and pay-out. To encourage retention of key investment employees, a voluntary separation of service will result in a forfeiture of unvested LTI awards.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Williams and Riddles and Ms. Simmonds did not beneficially own any shares of Harbor International Small Cap Fund.

Sands Capital Management, LLC
CONFLICTS OF INTEREST
The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed by one, or any combination, of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Sands Capital has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among Sands Capital’s clients over time.
COMPENSATION
Sands Capital compensates the portfolio manager for his management of the Fund. The portfolio manager’s compensation consists of a salary, qualitative bonus, and a profit sharing and 401(k) plan. Additional compensation may be in the form of an investment results bonus and equity in Sands LP. Salary is benchmarked to be competitive with the industry worldwide. The qualitative bonus is based on a target set at the beginning of the year and on the individual’s responsibilities and objectives that are agreed upon at the beginning of each year. At the end of the year, this bonus is paid out after a formal review of the individual’s actual contribution to investment performance and client service work. The investments result bonus is calculated from the performance variance of Sands Capital’s composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Thakor did not beneficially own any shares of Harbor Global Leaders Fund (fka Harbor Global Growth Fund).

Oaktree Capital Management, L.P.
CONFLICTS OF INTEREST
At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to Harbor Emerging Markets Equity Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The Portfolio Managers

Oaktree Capital Management, L.P. — Continued
COMPENSATION
The compensation for Frank Carroll and Tim Jensen, Managing Directors for Oaktree and portfolio managers for Harbor Emerging Markets Equity Fund, generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the Messrs. Carroll and Jensen’s equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance and is not specifically dependent on the performance of Harbor Emerging Markets Equity Fund or any other client’s asset, on an absolute basis or relative to the applicable specific benchmark or the growth of the Fund’s, or any other client’s assets, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Messrs. Carroll and Jensen also receive a percentage of the profits earned on any client portfolios they manage. As a result, their compensation generally increases and decreases with the size and performance of such assets.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Carroll beneficially owned shares of Harbor Emerging Markets Equity Fund with a value of over $1,000,000 and Mr. Jensen beneficially owned shares of Harbor Emerging Markets Equity Fund with a value between $100,001 and $500,000.

Shenkman Capital Management, Inc.
CONFLICTS OF INTEREST
As a general matter, Shenkman Capital attempts to minimize conflicts of interest. To that end, Shenkman Capital has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, Shenkman Capital has identified certain potential conflicts of interest in connection with its management of Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund.
A potential conflict of interest may arise as a result of Shenkman Capital’s management of other accounts with varying investment guidelines. Shenkman Capital adheres to a systematic process for the approval, allocation and execution of trades. It is Shenkman Capital’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price. Moreover, Shenkman Capital may purchase a security for one client account while appropriately selling that same security for another client account. Certain accounts managed by Shenkman Capital may also be permitted to sell securities short. Accordingly, Shenkman Capital and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When Shenkman Capital or its employees engage in short sales of securities, they could be seen as harming the performance of one or more clients, including Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Shenkman Capital and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. Shenkman Capital also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. Shenkman Capital may purchase these securities for its client accounts, including for Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund. Additionally, Shenkman Capital invests in all segments of the capital structure of high yield issuers on behalf of its clients’ accounts and is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa. For example, any action Shenkman Capital takes with respect to bank loan holdings could have an adverse effect on the issuer’s bond positions, and vice versa, particularly in distressed or default situations. Additionally, Shenkman Capital may in certain strategies engage in arbitrage transactions where it maintains a long position in one asset class while taking a short position in another asset class of the same issuer.
From time to time, Shenkman Capital may have arrangements with brokers and/or affiliates of brokers who may recommend Shenkman Capital’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, Shenkman Capital does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent Shenkman Capital does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). A conflict of interest may arise because Shenkman Capital may execute securities transactions on behalf of its clients, including Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, Shenkman Capital has an obligation to obtain best

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
execution for its clients. The allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to Shenkman Capital’s obligation to obtain best execution under the circumstances. Shenkman Capital’s Chief Compliance Officer periodically monitors Shenkman Capital’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that Shenkman Capital has obtained best execution in accordance with its policies and procedures.
From time to time, it may be appropriate for Shenkman Capital to aggregate client orders for the purchase or sale of securities. Shenkman Capital engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman Capital will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for Shenkman Capital’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.
Shenkman Capital permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, Shenkman Capital has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, Shenkman Capital maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of all companies, as well as shares of mutual funds for which Shenkman Capital acts as adviser or Subadviser.
Shenkman Capital may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. When Shenkman Capital and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. Shenkman Capital and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman Capital maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. Shenkman Capital believes that if it charges a performance fee on accounts that receive new issues, Shenkman Capital may have a potential conflict of interest in allocating new issues to these accounts. Shenkman Capital states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.
Shenkman Capital may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where Shenkman Capital believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, Shenkman Capital will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.
COMPENSATION
Shenkman Capital offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Harbor High-Yield Bond Fund is managed under an investment team structure by Mark R. Shenkman, Justin W. Slatky, Eric Dobbin, Steven N. Schweitzer, Robert Kricheff and Neil Wechsler. Mark Shenkman and Justin Slatky, as Co-Chief Investment Officers of Shenkman Capital, have the ultimate authority and accountability with respect to decisions made by the high yield bond team. Mr. Dobbin is the lead portfolio manager for Harbor High-Yield Bond Fund and is responsible for reviewing the overall composition of the portfolio and implementing trades based on the credit decisions made by the high yield bond team. Messrs. Schweitzer, Kricheff and Wechsler are the remaining members of the high yield bond team. Together with Messrs. Shenkman, Slatky and Dobbin, they generate investment ideas and provide ongoing evaluation of current fund investments. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Dobbin, Senior Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2006. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Schweitzer, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 1996. Mr. Kricheff, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2013. Mr. Wechsler, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2002.
Harbor Convertible Securities Fund is managed under an investment team structure by Mark R. Shenkman, Justin W. Slatky, Raymond F. Condon, and Jordan Barrow. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Condon, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2003. Mr. Barrow, Senior Vice President, Credit Analyst & Portfolio Manager of Shenkman Capital, joined the firm in 2004.
Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not based on the performance of Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund or the value of assets held in its portfolio.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Condon beneficially owned shares of Harbor Convertible Securities Fund with a value between $500,001 and $1,000,000, Mr. Barrow beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000, Mr. Dobbin beneficially owned shares of Harbor High-Yield Bond Fund with a value between $100,001 and $500,000, Mr. Kricheff beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000, Mr. Wechsler beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000, Mr. Shenkman beneficially owned shares of Harbor High-Yield Bond Fund with a value between $100,001 and $500,000 and did not beneficially own shares of Harbor Convertible Securities Fund and Mr. Slatky beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000 and did not beneficially own shares of Harbor High-Yield Bond Fund.
As of October 31, 2016, Mr. Schweitzer did not beneficially own shares of Harbor High-Yield Bond Fund.

Pacific Investment Management
Company, LLC
CONFLICTS OF INTEREST
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

The Portfolio Managers

Pacific Investment Management
Company, LLC — Continued
Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
COMPENSATION
PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.
Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Key Principles on Compensation Philosophy include:
■	PIMCO’s pay practices are designed to attract and retain high performers.
■	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
■	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

The Portfolio Managers

Pacific Investment Management
Company, LLC — Continued
■	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.
The Total Compensation Plan consists of three components:
■	Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
■	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.
■	Long-term Incentive Compensation – Long-Term Incentive Plan (LTIP) is awarded to a broad set of senior-level professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO. The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
■	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
■	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
■	Amount and nature of assets managed by the portfolio manager;
■	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
■	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
■	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
■	Contributions to asset retention, gathering and client satisfaction;
■	Contributions to mentoring, coaching and/or supervising; and
■	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. They are also evaluated against some of the non-exclusive list of qualitative criteria listed above.
Profit Sharing Plan.  Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
SECURITIES OWNERSHIP
As of October 31, 2016, Messrs. Worah, Johnson and Banet did not beneficially own any shares of Harbor Commodity Real Return Strategy Fund, Messrs. Mather, Kiesel and Worah did not beneficially own any shares of Harbor Bond Fund and Messrs. Worah and Banet did not beneficially own any shares of Harbor Real Return Fund.

The Portfolio Managers

BNP Paribas Asset Management USA, Inc.
CONFLICTS OF INTEREST
Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at BNP by BNP’s investment management decision making process and BNP’s trade allocation policy.
BNP’s investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client’s benchmark and guideline parameters.
Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The portfolio manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. This process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.
In terms of setting a portfolio’s risk parameters, these are established at the portfolio’s inception, based upon the client’s investment guidelines and overall risk preferences. The Portfolio Manager and the Client Relationship Manager monitor the portfolio’s compliance with such parameters on an ongoing basis, while ultimately the Legal, Compliance and Operational Risk (“LCOR”) group assumes responsibility for ensuring guideline compliance.
This process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.
As a matter of policy, block transactions are allocated fairly and equitably across all participating accounts utilizing the automated, non-preferential proprietary trade execution system. The system allocates the trades according to each participating portfolio’s size and pre-determined, pre-programmed risk profile. The system allows traders to record simple trades as well as helping them to construct complex trades when they declare a goal in terms of allocation or exposure, given specific trading parameters. The system will determine individual trades for each portfolio, automatically adjusting allocations to maintain guideline compliance. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.
Trade allocation and best execution practices are reviewed and tested on a quarterly basis as part of the Compliance Control Plan, which is carried out independently by BNP’s LCOR group. This review takes into consideration BNP’s trading procedures and the nature of the fixed income markets. BNP utilizes a third party vendor to assist with the best execution review process. Members of the portfolio management teams and the LCOR group meet with the vendor to review best execution results on a periodic basis throughout the year.
As described above, BNP’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of BNP’s Compliance Control Plan and annually, BNP engages its external auditor to perform a SSAE 16 exam.
COMPENSATION
BNP, a member of BNP Paribas Investment Partners (“BNPP IP”), the global brand name for the asset management business of BNP Paribas SA (“BNPP”), aims to provide all staff with total compensation packages that are competitive with the applicable local market. BNP has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees.
BNP aims to attract and retain staff with total compensation packages competitive with the applicable local market (New York and London). Compensation is based on a combination of individual, team, and firm performance. There are three standard components of the remuneration structure for professional staff based on market survey data: salary, discretionary bonus and long term incentives. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. Senior non-investment professionals are eligible for the third component which is the long term incentive program designed to retain key performers and link their rewards to the firm and BNPP IP performance. Senior investment professionals are

The Portfolio Managers

BNP Paribas Asset Management USA, Inc. — Continued
eligible for a long term plan that is closely linked to asset growth and retention. Awards are deferred for three years and are indexed at 75% on a team’s most representative portfolios and 25% on BNPP IP results. Employees whose compensation is over a certain threshold receive part of their bonus in a key contributor’s deferral plan linked to overall BNPP performance.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. O’Donnell did not beneficially own any shares of Harbor Money Market Fund.

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
While it is possible that potential conflicts of interest may arise in connection with the portfolio managers’ management of the Target Retirement Funds, most of these potential conflicts are mitigated by the Adviser’s use of the manager-of-managers approach whereby the Adviser selects and oversees subadvisers who are responsible for the day-to-day management of the assets of the underlying Harbor Funds. A potential conflict of interest may arise, for example, if the portfolio managers were to allocate more assets of the Target Retirement Funds to those underlying Harbor Funds with higher management fees. The Adviser follows a well-defined asset allocation process for the Target Retirement Funds to limit this potential conflict of interest.
COMPENSATION
The Adviser’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined at the beginning of each calendar year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Adviser, years of service and contribution to the long-term performance of the Adviser.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Adviser.
■	Employee Bonus Plan (“EBP”). Virtually every full-time employee of the Adviser participates in the EBP. The EBP provides for a possible incentive payment based upon the Adviser’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.
■	Senior Management Incentive Program (“SMIP”). Most senior professionals of the Adviser participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the Funds compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Adviser.  H-CARs may be  awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Adviser’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years.  Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Adviser.
SECURITIES OWNERSHIP
As of October 31, 2016, Mr. Collins beneficially owned shares of Harbor Target Retirement 2035 Fund with a value between $100,001 and $500,000; Mr. Herbert beneficially owned shares of Harbor Target Retirement 2040 Fund with a value between $100,001 and $500,000; Ms. Molenda beneficially owned shares of Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund and Harbor Target Retirement 2050 Fund, each with a value between $100,001 and $500,000 and shares of Harbor Target Retirement 2055 Fund with a value between $50,001 and $100,000; and Mr. Van Hooser beneficially owned shares of Harbor Target Retirement 2020 Fund with a value between $100,001 and $500,000.

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. David G. Van Hooser is a Director and the Chief Executive Officer of the Distributor; Charles F. McCain is a Director, an Executive Vice President and Chief Compliance Officer of the Distributor; Anmarie S. Kolinski is the Chief Financial Officer, an Executive Vice President and Treasurer of the Distributor; Charles P. Ragusa is an Executive Vice President and Anti-Money Laundering Compliance Officer of the Distributor; and Jodie L. Crotteau is Assistant Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation:  payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The Distributor

Distribution Plans — Continued
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis, may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2016, were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$ 1,479	$ 4,498	$ 11	$ 57	$ 1,468	$ 4,441
Harbor Mid Cap Growth Fund	630	57	2	3	628	54
Harbor Small Cap Growth Fund	2	24	—	—	2	24
Harbor Small Cap Growth Opportunities Fund	4	2	1	1	3	1
Harbor Large Cap Value Fund	28	89	1	15	27	74
Harbor Mid Cap Value Fund	87	402	4	6	83	396
Harbor Small Cap Value Fund	3	43	—	4	3	39
Harbor Small Cap Value Opportunities Fund[3]	N/A	N/A	N/A	N/A	N/A	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	$ 1,541	$ 6,705	$ 8	$ 123	$ 1,533	$ 6,582
Harbor Diversified International All Cap Fund.	—	1	—	1	—	—
Harbor International Growth Fund	1	36	—	2	1	34
Harbor International Small Cap Fund[4]	—	1	—	1	—	—
Harbor Global Leaders Fund	3	31	1	4	2	27

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans — Continued
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
INTERNATIONAL & GLOBAL FUNDS — Continued
Harbor Emerging Markets Equity Fund	$ 1	$ 1	$ 1	$ 1	$ —	$ —
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	$ 2	N/A	$ 1	N/A	$ 1	N/A
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	$ 1	$ 5	$ 1	$ 2	$ —	$ 3
Harbor High-Yield Bond Fund	11	220	1	2	10	218
Harbor Bond Fund	112	N/A	5	N/A	107	N/A
Harbor Real Return Fund	7	N/A	2	N/A	5	N/A
Harbor Money Market Fund	4	N/A	(1) [a]	N/A	5	N/A
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund	$ —	$ —	$ —	$ —	$ —	$ —
Harbor Target Retirement 2015 Fund	—	—	—	—	—	—
Harbor Target Retirement 2020 Fund	—	—	—	—	—	—
Harbor Target Retirement 2025 Fund	—	—	—	—	—	—
Harbor Target Retirement 2030 Fund	—	—	—	—	—	—
Harbor Target Retirement 2035 Fund	—	—	—	—	—	—
Harbor Target Retirement 2040 Fund	—	—	—	—	—	—
Harbor Target Retirement 2045 Fund	—	—	—	—	—	—
Harbor Target Retirement 2050 Fund	—	—	—	—	—	—
Harbor Target Retirement 2055 Fund	—	—	—	—	—	—
[1]	Amounts retained by the Distributor for administrative expenses.
[2]	Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
[3]	Commenced operations August 1, 2017.
[4]	Commenced operations February 1, 2016.
[a]	Negative amounts shown are due to expense waivers/reimbursements or the timing of the payments.

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Charles F. McCain are Directors of Shareholder Services; Charles P. Ragusa is the President of Shareholder Services; Anmarie S. Kolinski is the Chief Financial Officer of Shareholder Services; Jodie L. Crotteau is the Chief Compliance Officer and Secretary of Shareholder Services and Erik D. Ojala is the Assistant Secretary of Shareholder Services.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund (except the Target Retirement Funds):
Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
The Target Retirement Funds provide for compensation up to the following amounts per class of each Target Retirement Fund:
Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Payments to Financial Intermediaries
Shareholder Services, the Distributor, the Adviser and/or their affiliates pay fees to unaffiliated intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the intermediary. These include participants in employee benefit or retirement plans and shareholders who invest through financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., per year) and/or an asset based fee which is determined based upon the value of the assets maintained by the intermediary. These fees are paid by Shareholder Services out of the transfer agent fees received by Shareholder Services and/or by the Distributor or Adviser out of their own assets, and are not separately paid by the Funds. Because all or a substantial portion of the assets of Shareholder Services, Distributor and Adviser are attributable to fees paid by the Funds, the Funds could be considered to be indirectly paying some or all of these fees to the financial intermediaries when those fees are paid by Shareholder Services, Distributor and/or Adviser out of their own assets. These fees may be in addition to any distribution and shareholder servicing (12b-1) fees received by the Distributor or transfer agent fees received by Shareholder Services. The unaffiliated intermediaries that may be compensated by Shareholder Services, the Distributor or Adviser or its affiliates include employee benefit plan and retirement plan administrators, broker-dealers, banks, trust companies and other financial institutions which maintain accounts for their customers in the Funds. No compensation may be paid by the Distributor, Shareholder Services and/or the Adviser or their affiliates to unaffiliated financial intermediaries for distribution of the Retirement Class of shares of the Funds or for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Retirement Class of shares of the Funds through accounts that are maintained by the financial intermediaries.

Code of Ethics

Code of Ethics
Harbor Funds, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of Harbor Funds from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds (except Harbor Money Market Fund, which is not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
Because each Subadviser is an entity not otherwise affiliated with Harbor Funds or the Adviser, the Adviser relies on each Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with that Subadviser’s code of ethics. Each Subadviser provides Harbor Funds’ Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees of Harbor Funds has adopted policies and procedures which govern the disclosure of the Funds' portfolio holdings and the disclosure of statistical information about the Funds' portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds' recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principal, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s (except for Harbor Diversified International All Cap Fund, Harbor Money Market Fund and the Target Retirement Funds) full list of portfolio holdings is published quarterly with a 15-day lag, on harborfunds.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period. For Harbor Diversified International All Cap Fund, the full list of portfolio holdings is published quarterly with a 30-day lag, on harborfunds.com and top twenty portfolio holdings as a percentage of its total net assets are published quarterly, with a 15-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.  For Harbor Money Market Fund, full portfolio holdings are published no later than the 5th business day after each month end on harborfunds.com and remain available for six months following the date of publication.  For the Target Retirement Funds, full portfolio holdings are published on the 15th day after each month end and on the 10th day after each quarter end on harborfunds.com.  The portfolio holdings information published for the Target Retirement Funds consists only of the Target Retirement Funds’ investments in the underlying Harbor funds but not information about the underlying Harbor funds’ direct investments.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees of Harbor Funds limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of Harbor Capital are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Subadviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
The policies and procedures adopted by the Board of Trustees of Harbor Funds also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■	The Adviser with respect to all Funds and each Subadviser solely with respect to the Fund for which it serves as Subadviser;
■	The Funds’ custodian and accounting agent;
■	FactSet Research System Inc., which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■	Glass, Lewis & Co. LLC, which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the equity Funds;
■	Institutional Shareholder Services (“ISS”), which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the equity Funds;
■	Donnelley Financial LLC, which provides services for the sole purpose of assisting the Adviser in the preparation of financial and related reports for the Funds that are included in periodic reports made publicly available to Fund shareholders, such as the annual and semi-annual shareholder reports, and in other required regulatory filings;
■	FactSet Research Systems Inc., Bloomberg L.P. and Eagle Investment Systems LLC, which provide services to Jennison, for the sole purpose of assisting Jennison in performing its services as Subadviser to Harbor Capital Appreciation Fund;
■	Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK), FactSet Research Systems, Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., State Street Bank and Trust Company and Syntel Inc., each of whom provide services to Wellington Management, for the sole purpose of assisting Wellington Management in performing its services as Subadviser to Harbor Mid Cap Growth Fund;
■	FactSet Research Systems, Inc., Eze Software, Lightport, Abel Noser, Schwab Compliance Technologies, LightSpeed Data Solutions, Bloomberg and Advent Portfolio Exchange, which provides services to Westfield, for the sole purpose of assisting Westfield in performing its services as Subadviser to Harbor Small Cap Growth Fund;
■	FactSet Research Systems, Inc., Eze Software, Advent Portfolio Exchange, ISS and Omgeo LLC, which provides services to Elk Creek, for the sole purpose of assisting Elk Creek in performing its services as Subadviser to Harbor Small Cap Growth Opportunities Fund;
■	Advent Software, Inc., ISS, Neovest and FactSet Research Systems Inc., each of whom provide services to Aristotle Capital Management, LLC for the sole purpose of assisting Aristotle in performing its services as Subadviser to Harbor Large Cap Value Fund;
■	Northern Trust, which provides services to LSV, for the sole purpose of assisting LSV in performing its services as Subadviser to Harbor Mid Cap Value Fund;
■	FactSet Research Systems, Inc. and Bloomberg L.P., which provide services to EARNEST Partners, for the sole purpose of assisting EARNEST Partners in performing its services as Subadviser to Harbor Small Cap Value Fund;
■	FactSet Research Systems, Inc., Bloomberg L.P., Capital IQ, ISS, and SEI for the sole purposes of assisting the Sapience in performing its services as Subadviser to the Harbor Small Cap Value Opportunities Fund.
■	Bloomberg L.P., which provides services to Northern Cross, for the sole purpose of assisting Northern Cross in performing its services as Subadviser to Harbor International Fund;
■	FactSet Research Systems, Inc., StatPro Group plc, and Research Recommendations and Electronic Voting Limited, each of whom provide services to Marathon-London, for the sole purpose of assisting Marathon-London in performing its services as Subadviser to Harbor Diversified International All Cap Fund;
■	FactSet Research Systems, Inc., StatPro Group plc, SunGard APT, UBS PAS and Style Research, each of whom provide services to Baillie Gifford, for the sole purpose of assisting Baillie Gifford in performing its services as Subadviser to Harbor International Growth Fund;

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
■	SmartStream TLM, BBH InfoAction, FactSet Research Systems, Inc. and RiskMetrics Group, Inc. (MSCI), each of whom provide services to Barings, for the sole purpose of assisting Barings in performing its services as Subadviser to Harbor International Small Cap Fund;
■	FactSet Research Systems, Inc., Advent Software, Inc., LongView Trading Systems and Satuit each of whom provide services to Sands Capital, for the sole purpose of assisting Sands Capital in performing its services as Subadviser to Harbor Global Leaders Fund;
■	Eze Software, MSCI Inc., Omgeo LLC, SunGard Data System Inc., and Swift, each of whom provide services to Oaktree, for the sole purpose of assisting Oaktree in performing its services as Subadviser to Harbor Emerging Markets Equity Fund; and
■	FactSet Research Systems Inc., Markit thinkFolio Ltd., Electra Information Systems, Inc., Advent Software, Inc., Markit WSO Corporation and Kynex, Inc., each of whom provide services to Shenkman Capital, for the sole purpose of assisting Shenkman Capital in performing its services as Subadviser to Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund.
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds' shareholders and those of the Funds' service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds' policies and procedures, including those governing the disclosure of portfolio information.

Proxy Voting

Proxy Voting Policy
The Board of Trustees has adopted proxy voting policies, procedures and guidelines (the “Proxy Voting Guidelines”) to govern the voting of proxies by each Harbor fund that invests in equity securities. The Board has delegated the responsibility for the administration of the proxy voting process generally, and the voting of the proxies specifically, to the Proxy Voting Committee (the “Committee”) of the Trust. The Committee is comprised of the Interested Trustee (David G. Van Hooser), officers of the Trust (Jodie L. Crotteau, Anmarie S. Kolinski, Erik D. Ojala) and employees of the Adviser (Danielle A. Bergandine, Yuliya V. Jensen, Lora A. Kmieciak, Lana Lewandowski, Charles F. McCain, Peter Mierwinski, Linda M. Molenda, Frank G. Pereiro, Michael R. Scheiding) with relevant experience or responsibilities. The Committee reports directly to the Board. During the most recently completed fiscal year for Harbor Funds, the Committee held 91 meetings.
OVERALL OBJECTIVE
The objective of the Proxy Voting Guidelines established by the Board is to support proxy proposals and director nominees that the Committee believes will maximize the value of a Fund’s investment in portfolio securities over the long term. While the objective is straight forward, the Funds receive a broad range of proposals that are frequently complex. As a result, the Proxy Voting Guidelines are designed to provide the Committee with a framework for assessing each proposal and delineate factors that the Committee should consider as part of its voting decision. The Committee evaluates each proposal on its own merits taking into account the particular facts and circumstances presented.
The Committee is obligated to vote proxies in a manner which is consistent with its fiduciary duty to act in the best interests of each Fund and its shareholders. Normally, this means that the Committee will cast votes in accordance with the Proxy Voting Guidelines. However, in the event the Proxy Voting Guidelines do not address a particular proposal adequately, the Committee may vote in a manner which it believes, based upon an assessment of the facts and circumstances of a particular proposal, is in the best interests of the Fund and its shareholders.
The Committee also is responsible for making recommendations and providing guidance to the Board as to the nature and scope of the Proxy Voting Guidelines based upon its experience in voting proxies. The Committee also is responsible for apprising the Board of current developments, both from an industry and regulatory perspective, which the Committee believes may affect the Proxy Voting Guidelines or the administration of the proxy voting process by the Committee. Furthermore, the Committee is responsible for reporting to the Board at least annually on the proxy voting process, including a summary of the proxy voting results for each Fund and any instance, expected to be rare, in which a vote was cast in a manner that deviated from the Proxy Voting Guidelines.
VOTING PROCESS
In order to facilitate the proxy voting process, Harbor Funds has retained Institutional Shareholder Services (“ISS”), a division of Vestar Capital Partners, an independent proxy voting agent, to assist in the proxy voting process. ISS is responsible for collecting, reviewing, and analyzing each proxy received by a Fund and notifying the Committee that a proxy vote is required. The Adviser also has retained Glass, Lewis & Co. (“Glass Lewis”) to provide additional research, analysis and voting recommendations.
In evaluating proxy proposals, the Committee considers information from many sources, including, but not limited to, the Subadvisers, management or shareholders of a company presenting a proposal, and independent proxy research services (currently, ISS and Glass Lewis). ISS and Glass Lewis provide an analysis of the proxy proposals and specific vote recommendation to assist in the proxy research process. While the Committee will normally take into account the information provided by ISS and Glass Lewis, the Committee is responsible for making all voting decisions in accordance with the Proxy Voting Guidelines and the Committee’s fiduciary duty to act in the best interests of each Fund and its shareholders. The Committee is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.
PROXY VOTING GUIDELINES
The Board of Trustees has established the Proxy Voting Guidelines to cover many of the issues that frequently occur in proxy voting. However, the Proxy Voting Guidelines cannot cover all possible voting scenarios or proposals that the Funds may receive. In the absence of a specific guideline, the Committee must evaluate each proposal and vote each proxy in a manner that is consistent with the objective and spirit of the Proxy Voting Guidelines. It is also permissible for the Committee to refrain from voting a proxy if it determines that it would be in the best interests of the Fund and its shareholders not to vote in that instance. This may arise when voting would result in the imposition of trading or similar restrictions on a Fund or when the expected cost of voting exceeds the benefits of voting.

Proxy Voting

Proxy Voting Policy — Continued
The following is a summary of the more significant Proxy Voting Guidelines established by the Board:
■	Consideration Given Company Recommendations. One of the primary factors a Funds' portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to oversight by the company’s board of directors, while staying focused on maximizing shareholder value. Accordingly, the Board believes that the recommendation of the company’s board of directors and management on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the company’s board or directors or management will not be supported in any situation where that position is found not to be in the best interests of the Fund. As a result, the Board expects that the Funds would vote against a proposal recommended by the company’s board of directors or management when they conclude that a particular proposal may adversely affect the long-term investment merits of owning stock in that portfolio company.
■	Boards of Directors and Director Nominees. The Funds generally support boards of directors and director nominees of companies with a majority of independent directors and key committees that are comprised entirely of independent directors. The Funds generally support all directors on the Nominating Committee when the committee is made up of a majority of independent directors and when the Nominating Committee is chaired by an independent board member. The Funds also will support inside directors who serve on the Nominating Committee of a company that is majority controlled by such inside director or affiliated beneficial owners. The Funds will withhold votes from inside directors who serve on the compensation and Audit Committees, unless the company is majority controlled by such inside director or affiliated beneficial owners. The Funds will generally withhold votes for outside directors who do not meet certain criteria relating to the directors’ independence. The Funds will generally withhold votes from any director who misses more than one-fourth of scheduled board meetings without valid reasons for absences and generally withhold votes from directors who sit on an excessive number of public company boards.
The Funds hold directors accountable for the actions of the committees on which the directors serve. In most cases, the Funds generally support efforts to declassify existing boards and will vote against efforts by companies to adopt classified board structures.
In the case of contested board elections, the Committee evaluates the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign.
■	Majority Vote Standard. The Funds will consider each proposal on a case-by-case basis, but generally will support efforts to implement a majority vote standard for the election of directors. However, the Funds also will take into account the extent to which a company has taken other reasonable steps to achieve the same objective and may vote against a majority vote proposal when the Funds believe such other steps are in fact reasonable.
■	Cumulative Voting. The Funds generally will vote against cumulative voting proposals on the premise that cumulative voting allows shareholders a voice in director elections that is disproportionate to the shareholders’ economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.
■	Approval of Independent Auditors. The Funds generally support a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditor’s independence to be impaired. The Funds generally support the board’s recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. The Funds will evaluate on a case-by-case basis those situations in which the audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm to determine whether the Funds believe independence has been compromised.
■	Equity-based compensation plans and bonus plans. The Funds will support appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, to align the interests of long-term shareholders and the interests of management, employees, and directors. The Funds oppose stock-based compensation plans that substantially dilute the Funds' ownership interest in the company, provide participants with excessive awards, or have structural features that are not in the best interests of the Funds' shareholders. The Funds will evaluate stock-based compensation proposals on several factors to determine whether a particular plan or proposal balances the perspectives of employees and the company’s

Proxy Voting

Proxy Voting Policy — Continued
other shareholders. The Funds will generally vote against stock-based compensation plans where the total potential dilution exceeds certain thresholds or if annual option grants exceed a certain percentage of shares outstanding. The Funds also will vote against plans that have any of the following features: the ability to re-price underwater options, the ability to issue options with an exercise price below the stock’s current market price, the ability to issue reload options and the automatic share replenishment (“evergreen”) feature.
The Funds generally will support reasonable measures intended to increase long-term stock ownership by executives.
The Funds may support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. In the case of foreign company employee stock purchase plans, the Funds may permit a lower minimum stock purchase price equal to the prevailing best practices or customary standards in the relevant foreign market.
The Funds generally will vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
■	Anti-Takeover and Corporate Governance Issues. The Funds believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. Accordingly, the Funds support proposals to remove super-majority voting requirements for certain types of proposals. The Funds will vote against proposals to impose super-majority requirements. The Funds also support proposals to lower barriers to shareholder action (i.e., limited rights to call special meetings or limited rights to act by written consent). When reviewing such proposals, the Funds consider a number of factors, including, but not limited to, the length of time a shareholder has owned shares of the company, the market capitalization of the company and the rationale provided by the shareholder in its proposal. However, the Funds will generally support the right of shareholders to call a special meeting if the shareholders own at least 25% of the outstanding shares of the company.
The Funds will vote against proposals for a separate class of stock with disparate voting rights.
The Funds will generally vote for proposals to subject poison pills to a shareholder vote. In evaluating these plans, the Funds will be more likely to support arrangements with short-term sunset provisions, qualified bid/permitted offer provisions and/or mandatory review by a committee of independent directors at least every three years. The Funds generally will vote against shareholder rights plans that are long-term, are renewed automatically or without a shareholder vote, where the ownership trigger is 15% or below and/or the board is classified or not appropriately independent.
■	Social and Corporate Policy Issues. Proposals in this category, frequently initiated by shareholders, typically request that the company disclose or amend certain business practices. In general, the Funds believe that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the corporation’s board of directors. Generally, the Funds will vote with a company’s board on such issues, although an exception may be made when the Committee believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Funds and their shareholders.
The Funds will review proposals regarding executive compensation programs (so called “say on pay” proposals) on a case-by-case basis. The Funds will generally support a three-year frequency for future advisory votes on executive compensation (so called “say when on pay” proposals), but will generally support the recommendation of the board if the board asks shareholders to support a frequency other than every three years for such proposals.
■	Foreign Companies. Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which the Funds may invest. The Funds will generally vote proxies for foreign companies in a manner that the Funds believe is consistent with the objective of the Proxy Voting Guidelines, while taking into account differing practices by market.
There may be many instances where the Funds elect not to vote proxies relating to foreign securities. Many foreign markets require that securities be blocked or re-registered in order to vote at a company’s shareholder meeting. The Funds will normally not vote proxies in foreign markets that require the securities be blocked or re-registered in order to vote so as to not subject the Funds to the loss of liquidity imposed by these requirements unless the proposal is expected to have a significant economic impact on the Funds' investments.

Proxy Voting

Proxy Voting Policy — Continued
In addition, the costs of voting in foreign markets (i.e., custodian fees and voting agency fees) may be substantially higher than for U.S. holdings. As a result, the Funds may choose not to vote proxies relating to foreign securities held by clients in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.
■	Voting for a Fund that Invests in Other Harbor Funds. Certain Harbor funds (the “acquiring funds”) may, from time to time, own shares of other Harbor funds (the “underlying funds”). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the acquiring funds will be cast in the same proportion as the votes of the other shareholders in the underlying funds. This is known as “echo voting” and is designed to avoid any potential conflict of interest.
CONFLICTS OF INTEREST
The Committee has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of a Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand. The Committee performs this assessment for each proxy on a proposal-by-proposal basis, and a conflict with respect to one proposal in a proxy does not indicate that a conflict exists with respect to any other proposal in such proxy.
If the Committee determines that a conflict may exist, it will resolve the conflict in accordance with the guidelines set forth in Harbor Funds’ Proxy Voting Guidelines and promptly report the matter and its resolution to the Funds' Chief Compliance Officer. The Committee is authorized to resolve any such conflict in a manner that is in the best interests of the Funds. The Committee will report all conflicts, and the resolution of such conflicts, to the Board on a quarterly basis. The Committee will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, one or more members of the Committee actually knew, or reasonably should have known, of the conflict.
PROXY VOTING INFORMATION
Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds' toll-free number at 800-422-1050; (2) on the Funds' website at harborfunds.com; and (3) on the SEC’s website at www.sec.gov.

Portfolio Transactions

The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of a Subadviser and not solely or necessarily for the benefit of the Funds. Each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of a Subadviser. Investment decisions for a Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Broker Commissions
The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Subadviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a Subadviser in carrying out its obligations to the Funds.

Portfolio Transactions

Broker Commissions — Continued
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years:
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2016 (000s)	2016(%)*	Total Brokerage Commission (000s)
			2016	2015	2014
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$ 3,993	0.03%	$ 8,891	$ 8,504	$ 7,411
Harbor Mid Cap Growth Fund	51	0.10	541	672	975
Harbor Small Cap Growth Fund	637	0.16	930	1,000	1,306
Harbor Small Cap Growth Opportunities Fund[1]	390	0.24	509	559	91
Harbor Large Cap Value Fund	238	0.08	238	135	136
Harbor Mid Cap Value Fund	—	0.01	91	127	56
Harbor Small Cap Value Fund	248	0.04	323	400	236
Harbor Small Cap Value Opportunities Fund[2]	N/A	N/A	N/A	N/A	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	$11,668	0.03%	$11,668	$18,735	$12,702
Harbor Diversified International All Cap Fund[3]	17	0.09	97	N/A	N/A
Harbor International Growth Fund	2	0.02	58	62	57
Harbor International Small Cap Fund[4]	19	0.18	30	N/A	N/A
Harbor Global Leaders Fund	20	0.11	52	54	66
Harbor Emerging Markets Equity Fund	66	0.19	68	88	48
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	$ —	0.02%	$ 13	$ 9	$ 8
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	$ —	0.00%	$ —	$ —	$ —
Harbor High-Yield Bond Fund	—	0.00	—	—	—
Harbor Bond Fund	—	0.00	287	268	315
Harbor Real Return Fund	—	0.01	4	4	4
Harbor Money Market Fund	—	0.00	—	—	—
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund	$ —	0.00%	$ —	$ —	$ —
Harbor Target Retirement 2015 Fund	—	0.00	—	—	—
Harbor Target Retirement 2020 Fund	—	0.00	—	—	—
Harbor Target Retirement 2025 Fund	—	0.00	—	—	—
Harbor Target Retirement 2030 Fund	—	0.00	—	—	—
Harbor Target Retirement 2035 Fund	—	0.00	—	—	—
Harbor Target Retirement 2040 Fund	—	0.00	—	—	—
Harbor Target Retirement 2045 Fund	—	0.00	—	—	—
Harbor Target Retirement 2050 Fund	—	0.00	—	—	—
Harbor Target Retirement 2055 Fund[4]	—	0.00	—	—	N/A
*	The total brokerage commissions paid expressed as a percentage of average net assets represents the total dollar value of brokerage commissions paid by the Fund for the last fiscal year divided by the average net assets of the Fund for the last fiscal year.
[1]	Commenced operations February 1, 2014.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations November 2, 2015.
[4]	Commenced operations February 1, 2016.
[5]	Commenced operations November 1, 2014.
The brokerage commissions paid are reflected in the total return of the Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadviser. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2016, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2016:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Capital Appreciation Fund	Goldman Sachs & Co.	$350,350

Harbor Large Cap Value Fund	JP Morgan Chase & Co.	6,095

Harbor International Fund	UBS Securities LLC	633,699

Harbor Diversified International All Cap Fund	UBS Securities LLC	527

Harbor Commodity Real Return Strategy Fund	Credit Suisse Securities (USA) LLC	555
	JP Morgan Chase & Co.	1,590
	Morgan Stanley & Co., Inc.	48
	UBS Securities LLC	1,033

Harbor Bond Fund	Credit Suisse Securities (USA) LLC	20,743
	Goldman Sachs & Co.	8,688
	JP Morgan Chase & Co.	37,949
	Morgan Stanley & Co., Inc.	23,465
	UBS Securities LLC	15,600

Harbor Real Return Fund	Goldman Sachs & Co.	504
	JP Morgan Chase & Co.	1,127
	Morgan Stanley & Co., Inc.	34
	UBS Securities LLC	1

Net Asset Value

The net asset value per share of each class of each Fund is generally determined by the Funds' Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds' securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Exchange traded swaps are normally valued at the closing price from the exchange on which the swaps are principally traded. Forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers. Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by a Subadviser (where permitted under the Funds' valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Net Asset Value

It is possible that the fair value determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act.  As a “government money market fund” under Rule 2a-7, the Fund is permitted to seek to maintain a stable $1.00 share price by valuing its securities using the amortized cost method of valuation, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value, and which does not take into account unrealized securities gains or losses. While this method provides stability in valuation (i.e. at $1 per share), it may result in periods during which the value of a security, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.
The Adviser will monitor the extent of the deviation, if any, between the Fund’s current net asset value based upon available market quotations and the Fund’s $1.00 per share based on amortized cost. In addition, the Trustees periodically review the extent of the deviation, if any. In the event the Trustees believe at any time that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Trustees may take may include, without limitation, the redemption of shares in kind; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Fund’s average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; or utilizing a net asset value per share as determined by using available market quotations or equivalents. In addition, the Trustees have the authority to reduce or increase the number of shares outstanding on a pro rata basis, and to offset each shareholder’s pro rata portion of the deviation from the shareholder’s accrued dividend account or from future dividends.
The assets of each Target Retirement Fund consist primarily of shares of the underlying Harbor funds, which are valued at their respective net asset values.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds' net asset values may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the

Net Asset Value

foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds' net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, at least some of these Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any day these Funds calculate their net asset values.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more Harbor funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
As described in the applicable Prospectus, Harbor Commodity Real Return Strategy Fund may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Fund’s ability to invest directly in commodity index-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10 percent of its gross income from such investments.
A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The Fund will seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below).
As discussed in “Investment Policies — Investments in the Wholly-Owned Subsidiary,” Harbor Commodity Real Return Strategy Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income derived from an investment company’s investment in a controlled foreign corporation (“CFC”) will be qualifying income to the investment company.
A private letter ruling can be relied upon only by the taxpayer that receives it and the Fund has not obtained a ruling from the IRS with respect to its investments or its structure. In late July 2011, the

Tax Information

IRS indicated that the granting of private letter rulings is currently suspended. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. However, based on the principles underlying the private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from certain commodity index-linked notes and the Fund’s investment in the Subsidiary as qualifying income. There can be no assurance that the IRS will not change its position with respect to some or all of the previously issued rulings and, if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, there can be no assurance that future legislation or court decisions will not adversely affect the Fund’s ability to gain commodity exposure. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation or court decisions were to adversely affect the Fund’s ability to gain commodity exposure, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which may result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code, under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax. Payments to the Subsidiary of U.S. source income and (effective January 1, 2019) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Pursuant to an intergovernmental agreement between the United States and the Cayman Islands, the Subsidiary may be deemed compliant, and therefore not subject to the withholding tax, if it complies with applicable Cayman regulatory requirements. Detailed guidance as to the mechanics and scope of this new reporting and withholding regime is continuing to develop.
The Subsidiary will be treated as a CFC and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, for U.S. federal income tax purposes, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be subpart F income. The Fund’s recognition of the Subsidiary’s subpart F income will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary. Subpart F income generally is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

Tax Information

Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor Small Cap Value Opportunities Fund, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor Convertible Securities Fund and the Target Retirement Funds may qualify in part for a 70% dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally

Tax Information

46 days, extending before and after each dividend. Amounts eligible for the dividends received deduction may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to these Funds that would lessen the effect of these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.
The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the

Tax Information

redemption or exchange of shares of Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the IRS or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (other than, under an exemption recently made permanent by Congress, certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8 BEN or IRS Form W-8 BEN-E, as applicable, is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8 BEN, IRS Form BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(i)(c)(2) of the Code and, therefore, none expects to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.
With respect to Harbor Money Market Fund, because the Fund intends to maintain a stable NAV per share of $1.00, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares. However, with respect to any gain or loss recognized on the sale or exchange of shares of the Fund, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), the consequences described in the preceding paragraph will generally be applicable. Alternatively, if a

Tax Information

shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the Fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds, including the Target Retirement Funds (as a result of investments in Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund), may also be subject to foreign taxes with respect to their foreign investments. Such “funds of funds” may make this election, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses.
Distributions by the underlying Harbor funds, redemptions of shares in the underlying Harbor Funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains to shareholders of the Target Retirement Funds. In addition, the Target Retirement Funds generally will not be able to currently offset short-term capital gains realized by one underlying Harbor fund in which the Target Retirement Funds invest against short-term capital losses realized by another underlying Harbor fund. These factors could affect the amount, timing and character of distributions to shareholders of the Target Retirement Funds.
Five to ten years after a Target Retirement Fund with a target retirement date reaches its target retirement year, its asset allocation is expected to match that of Harbor Target Retirement Income Fund. At that time, the assets of the particular Target Retirement Fund may be combined with the assets of Harbor Target Retirement Income Fund. The Board of Trustees reserves the right to engage in such transactions in the best interests of each Target Retirement Fund’s shareholders. The Trustees may take these actions with or without seeking shareholder approval. A combination of assets may result in a capital gain or loss for shareholders of the particular Target Retirement Fund.

Tax Information

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.
At October 31, 2016, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:
	Capital Loss Carryforwards ($000s) to Expire In:
	2017	Total
INTERNATIONAL & GLOBAL FUNDS
Harbor International Growth Fund	$163,692	$163,692
The following capital loss carryforwards do not expire:
	Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
domestic equity FUNDS
Harbor Small Cap Growth Opportunities Fund	$ —	$ 665	$665
Harbor Small Cap Value Fund	3,364	1,438	4,802
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	$145,530	$65,799	$211,329
Harbor Diversified International All Cap Fund	1,114	—	1,114
Harbor International Growth Fund	—	7,314	7,314
Harbor International Small Cap Fund	360	—	360
Harbor Global Leaders Fund	2,204	—	2,204
Harbor Emerging Markets Equity Fund	3,863	4,215	8,078
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund (Consolidated)	$ 8,168	$14,659	$ 22,827
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	$ 2,207	$ 7,578	$ 9,785
Harbor High-Yield Bond Fund	19,930	88,164	108,094
Harbor Real Return Fund	5,565	22,708	28,273
Target retirement FUNDS
Harbor Target Retirement 2015 Fund	$ —	$ 33	$ 33
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisers unaffiliated with the Adviser. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser and other service providers.
Prior to March 1, 2017, Harbor Global Leaders Fund was named Harbor Global Growth Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of June 30, 2017, and are therefore presumed to control the respective Fund.
DOMESTIC EQUITY FUNDS
Shareholder Name	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Mid Cap Value	Small Cap Value
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	—	31%	26%	35%	—
STATE STREET BANK TR AS TTEE BOSTON, MA	30%	—	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	—	—	26%

Organization and Capitalization

25% or Greater Ownership — Continued
INTERNATIONAL & GLOBAL FUNDS
Shareholder Name	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	35%	—	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	74%	28%	26%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	—	28%	—	—	—
STRATEGIC MARKETS FUNDS
Shareholder Name	Commodity Real Return Strategy
PERSHING LLC JERSEY CITY, NJ	29%
FIXED INCOME & MONEY MARKET FUNDS
Shareholder Name	Convertible Securities	High-Yield Bond	Bond	Real Return
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	29%	—
PERSHING LLC JERSEY CITY, NJ	—	—	—	28%
STRAFE & CO NEWARK, DE	57%	48%	—	—
TARGET RETIREMENT FUNDS
Shareholder Name	Income	2015	2020	2025	2030	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	99%	98%	99%	98%	95%	93%	96%	76%	93%	82%
To the extent these shareholders have and exercise voting power with respect to shares of the Funds identified above, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of those Funds and/or the Trust generally.

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of June 30, 2017.
DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	16%	—	10%	7%	22%	19%	17%
C/O FASCORE LLC MINNEAPOLIS, MN	9%	—	—	—	—	—	—
GREAT WEST TRUST CO. AS TRUSTEE FBO OVERLAND PARK, KS	—	—	—	9%	—	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F KANSAS CITY, MO	6%	—	—	—	—	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F OVERLAND PARK, KS	—	—	9%	—	—	—	—
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	9%	5%	—	12%	—	—
LPL FINANCIAL NEW YORK, NY	—	—	—	—	—	—	6%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
MAC&CO A/C 518966 PITTSBURGH, PA	—	—	8%	—	—	—	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	—	—	—	7%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	25%	—	—	—	—	17%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	15%	—	—	—	—
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	24%	15%	34%	32%	21%	34%	8%
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	8%	—	—	—	—	—
SAXON AND CO PHILADELPHIA, PA	—	—	—	—	5%	—	—
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	—	—	—	6%	—	—	—
UBATCO & CO LINCOLN, NE	—	—	—	24%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	8%	17%	—	—	—	5%	28%
DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	16%	—	—	—	—	—	—
C/O FASCORE LLC GREENWOOD VILLAGE, CO	—	10%	—	—	—	—	—
C/O ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	70%	—	—	—	—	—
FIFTH THIRD BANK TTEE CINCINNATI, OH	10%	—	—	—	—	—	—
FIIOC CHICAGO, IL	—	—	—	—	6%	13%	—
GREAT WEST TRUST FBO RTC TTEE GREENWOOD VLG, CO	—	—	—	—	—	7%	—
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	11%	—	—	—	13%	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	—	—	—	—	35%
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	—	—	—	—	41%
NATIONAL FINANCIAL SERVICE CORP JERSEY CITY, NJ	24%	6%	—	15%	74%	26%	9%
PAI TRUST COMPANY INC DE PERE, WI	—	—	—	77%	—	—	—
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	—	—	—	—	13%	—
TAYNIK & CO BOSTON, MA	—	—	—	—	15%	9%	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	10%	—	100%	—	—	—	—
VRSCO HOUSTON, TX	5%	—	—	—	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - INVESTOR CLASS
Shareholder Name	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	29%	12%	23%	67%	19%	31%	30%
FIFTH THIRD BANK CINCINNATI, OH	—	—	—	—	7%	—	—
ING LIFE INSURANCE AND ANNUITY WINDSOR, CT	—	—	—	—	7%	—	—
LPL FINANCIAL SAN DIEGO, CA	—	—	—	22%	—	—	12%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	7%	—	7%	—	—
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	32%	41%	27%	—	39%	27%	25%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	8%	33%	—	—	—	—
PERSHING LLC JERSEY CITY, NJ	7%	16%	—	—	—	9%	6%
TAYNIK & CO BOSTON, MA	—	—	6%	—	—	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	—	—	—	6%	—
TRUST COMPANY OF AMERICA ENGLEWOOD, CO	—	—	—	—	9%	—	9%
WTRISC CO IRA OMNIBUS ACCT WASHINGTON, DC	—	9%	—	—	—	—	—
DOMESTIC EQUITY FUNDS - RETIREMENT CLASS
Shareholder Name	Capital Appreciation	Mid Cap Growth	Small Cap Growth	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value
AHS HOSPITAL CORP MORRISTOWN, NJ	—	—	—	—	75%	—	—
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	10%	—	—	—	—	—	—
BENEFIT TRUST COMPANY FOR THE OVERLAND PARK, KS	—	—	—	—	—	25%	—
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	21%	—	—	—	—
HUDSON-WEBBER FOUNDATION DETROIT, MI	—	—	6%	—	—	—	—
INDIVIDUAL TOLEDO, OH	—	—	—	—	6%	—	8%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	15%	—	23%	—	12%	68%	60%
ROOFERS UNION LOCAL NO 33 PEN FD STOUGHTON, MA	—	—	—	—	—	—	27%
SAXON & CO PHILADELPHIA, PA	7%	—	—	—	—	—	—
SEATTLE CHILDREN’S HEALTHCARE SEATTLE, WA	—	—	—	29%	—	—	—
SEI PRIVATE TRUST COMPANY OAKS, PA	—	—	5%	—	—	—	—
STATE STEET BANK & TRUST CO WESTWOOD, MA	21%	—	—	—	—	—	—
STATE STREET BANK AND TRUST CO TTEE QUINCY, MA	—	—	—	20%	—	—	—
STATE STREET BANK TR AS TTEE BOSTON, MA	—	95%	—	—	—	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	8%	—	34%	47%	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS
Shareholder Name	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
CAPINCO MILWAUKEE, WI	—	—	8%	—	—	13%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	22%	40%	9%	—	—	—
C/O FASCORE LLC GREENWOOD VILLAGE, CO	6%	—	22%	—	—	—
EDWARD D JONES & CO MARYLAND HEIGHTS, MO	7%	—	—	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	23%	—	77%	37%	27%
INDIVIDUAL GLYNDON, MD	—	—	—	6%	—	—
MAC & CO 114429 PITTSBURGH, PA	—	—	6%	—	—	—
MITRA & CO FBO 98 MILWAUKEE, WI	—	—	—	—	—	23%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	23%	15%	26%	—	9%	22%
SAXON & CO PHILADELPHIA, PA	—	5%	—	—	—	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	—	6%	—	—
INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	—	8%	—	—	—
C/O FASCORE LLC MINNEAPOLIS, MN	10%	—	—	—	—	—
C/O ICMA RETIREMENT CORPORATION WASHINGTON, DC	23%	—	—	—	—	—
E TRADE SECURITIES LLC RANCHO CORDOVA, CA	—	—	—	—	15%	—
E TRADE SECURITIES LLC RANCHO CORDOVA, CA	—	—	—	—	10%	—
FIIOC COVINGTON, KY	—	—	—	—	12%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	99%	—	99%	46%	100%
INDIVIDUAL CLEVELAND, OH	—	—	6%	—	—	—
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	—	—	8%	—
NATIONAL FINANCIAL SERVICE CORP JERSEY CITY, NJ	25%	—	56%	—	—	—
PERSHING LLC JERSEY CITY, NJ	—	—	10%	—	—	—
TD AMERITRADE TRUST COMPANY DENVER, CO	—	—	16%	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS
Shareholder Name	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	35%	93%	30%	15%	22%	6%
INDIVIDUAL WESTPORT, CT	—	—	—	—	—	6%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	6%	—	67%	6%	36%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	33%	—	18%	—	55%	24%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	9%	—	—	—
PERSHING LLC JERSEY CITY, NJ	8%	—	11%	—	—	—
INDIVIDUAL YORKTOWN, VA	—	—	—	—	—	6%
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	10%	11%	6%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	6%	—	—	—
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS
Shareholder Name	International	Diversified International All Cap	International Growth	International Small Cap	Global Leaders	Emerging Markets Equity
CALIFORNIA LUTHERAN UNIVERSITY THOUSAND OAKS, CA	—	20%	—	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	—	—	—	—	—
C/O NIXON PEABODY LLP BOSTON, MA	—	8%	—	—	—	—
C/O STATE STREET BANK & TRUST ID571 OAKS, PA	—	7%	—	—	—	—
EGAP & CO BURLINGTON, VT	—	15%	—	—	—	—
FIFTH THIRD BANK FBO CINCINNATI, OH	—	6%	—	—	—	—
INDIVIDUAL TOLEDO, OH	—	—	6%	—	—	—
MIDDLESEX SCHOOL PENSION PLAN CONCORD, MA	—	6%	—	—	—	—
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	14%	5%	75%	95%	61%	61%
INDIVIDUAL FORT MYERS, FL	—	—	—	—	37%	—
STATE STEET BANK & TRUST CO WESTWOOD, MA	18%	—	—	—	—	—
INDIVIDUAL NEW CANAAN, CT	—	—	—	—	—	38%
U S BANK FBO MILWAUKEE, WI	—	21%	—	—	—	—
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	—	—	19%	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
STRATEGIC MARKETS FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Commodity Real Return Strategy
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	20%
PERSHING LLC JERSEY CITY, NJ	29%
VANGUARD BROKERAGE SERVICES MALVERN, PA	9%
STRATEGIC MARKETS FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Commodity Real Return Strategy
ASCENSUS TRUST COMPANY FBO FARGO, ND	15%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	10%
PERSHING LLC JERSEY CITY, NJ	24%
RAYMOND JAMES & ASSOC INC CSDN ST PETERSBURG, FL	6%
VANGUARD BROKERAGE SERVICES MALVERN, PA	8%
FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	Bond	Real Return	Money Market
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	7%	29%	13%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	—	13%
HARBOR SERVICES GROUP INC CHICAGO, IL	—	—	—	—	14%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	—	—	—	8%
MAC & CO 114429 PITTSBURGH, PA	—	—	7%	—	—
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	12%	13%	15%	17%	5%
PERSHING LLC JERSEY CITY, NJ	—	—	6%	28%	—
STAFE & CO NEWARK, DE	62%	51%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	7%	—	—	—
FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	Bond	Real Return	Money Market
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	—	5%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	19%	—	—
COUNSEL TRUST DBA MATC FBO PITTSBURGH, PA	—	—	—	—	10%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	85%	—	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INDIVIDUAL ST LOUIS, MO	—	5%	—	—	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	—	—	19%
MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ	—	9%	—	—	—
NATIONAL FINANCIAL SERVICE CORP JERSEY CITY, NJ	—	—	43%	52%	—
NTC & CO DENVER, CO	13%	—	—	5%	—
PERSHING LLC JERSEY CITY, NJ	—	—	—	25%	—
RELIANCE TRUST COMPANY CHICAGO, IL	—	68%	—	—	—
TRUST COMPANY OF AMERICA CENTENNIAL, CO	—	—	—	—	67%
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	—	7%	—
VRSCO HOUSTON, TX	—	5%	—	—	—
FIXED INCOME & MONEY MARKET FUNDS - INVESTOR CLASS
Shareholder Name	Convertible Securities	High-Yield Bond
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	36%	31%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	16%	—
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	28%	50%
PERSHING LLC JERSEY CITY, NJ	15%	9%
FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS
Shareholder Name	Convertible Securities	High-Yield Bond
CONGREGATION OF THE MISSION OF ST PHILADELPHIA, PA	—	26%
GILMAC CONCORD, NH	—	5%
HOFSTRA UNIVERSITY HEMPSTEAD, NY	72%	—
MERCER TRUST COMPANY TTEE FBO NORWOOD, MA	—	52%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	10%	9%
SHENKMAN CAPITAL MANAGEMENT INC NEW YORK, NY	17%	—
TARGET RETIREMENT FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Income	2015	2020	2025	2030	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	99%	98%	99%	98%	95%	93%	97%	76%	93%	83%
NATIONAL FINANCIAL SERVICE LLC JERSEY CITY, NJ	—	—	—	—	—	6%	—	23%	6%	15%
TARGET RETIREMENT FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Income	2015	2020	2025	2030	2035	2040	2045	2050	2055
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
TARGET RETIREMENT FUNDS - INVESTOR CLASS
Shareholder Name	Income	2015	2020	2025	2030	2035	2040	2045	2050	2055
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company has been retained to act as Custodian of the Funds' assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as Harbor Funds’ independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds (except for Harbor Small Cap Value Opportunities Fund) as of and for the periods ended October 31, 2016, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Small Cap Value Opportunities Fund, which commenced operations on August 1, 2017.

Description of Securities Ratings

Moody’s Investor
Service, Inc.
Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.
A:  Bonds which are rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B:  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment-Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:
MIG-1—Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2—Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor’s Corporation
AAA:  Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA:  Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A:  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Description of Securities Ratings

Standard & Poor’s Corporation — Continued
BB and B:  Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CCC:  Bonds rated CCC are extremely vulnerable to losses from credit defaults.
The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.
Dual Rating Definitions:  Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Municipal notes issued since July 29, 1984 are rated “SP-1,” “SP-2,” and “SP-3.” The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

Fitch Long-Term Ratings
AAA:  (Highest credit quality)  “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:  (Very high credit quality)  “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:  (High credit quality)  “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB:  (Good credit quality)  “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB:  (Speculative)  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.
B:  (Highly speculative)  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C:  (High default risk)  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
RD:  (Restricted default)   “RD” ratings indicate an issuer has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations.
D:  (Default)    “D” ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer,

Description of Securities Ratings

Fitch Long-Term Ratings — Continued
and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
NOTES:
“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “B.”
“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.
“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving.”

Fitch Short-Term Ratings
F1:  (Highest credit quality)  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:  (Good credit quality)  A good capacity for timely payment of financial commitments.
F3:  (Fair credit quality)  The capacity for timely payment of financial commitments is adequate.
B:  (Speculative)  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C:  (High default risk)  Default is a real possibility.
RD:  (Restricted default)   Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D:  (Default)  Denotes actual or imminent payment default.
NOTES:
“+” may be appended to an “F1” rating class to denote relative status within the category.
“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.
“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Description of Commercial Paper Ratings

Moody’s Investor
Service, Inc.
P-1:  Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.
P-2:  The rating for a satisfactory security; the relative safety of an investment in this rating category is not as high as in the P-1 category.
P-3:  The rating for an adequate level of investment safety. Issues with this rating are more susceptible to market fluctuations than obligations with higher ratings

Standard & Poor’s Corporation
A-1:  Standard & Poor’s Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.
A-2:  The rating for a satisfactory security; the relative safety of an investment in this rating category is not as high as in the A-1 category.
A-3:  The rating for an adequate level of investment safety. Issues with this rating are more susceptible to market fluctuations than obligations with higher ratings.

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111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborfunds.com
07/2017/150
FD.SAI.0817